1933 Act Registration No. 333-76152

1940 Act Registration No. 811-8174

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 10	☒

Thrivent Variable Insurance Account A

(Exact name of Registrant)

Thrivent Financial for Lutherans

(Name of Depositor)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (920) 628-4045

Heather J. Thenell, J.D.

Senior Counsel

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 30, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thrivent Financial

Flexible PremiumVariable Life Insurance

(issued by Lutheran Brotherhood between 1994 and 2002 and by Thrivent Financial for Lutherans between 2002 and 2003)

Prospectuses

April 30, 2010

Thrivent Variable Insurance Account A

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE INSURANCE ACCOUNT A

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes an individual variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.

In general, we will allocate Net Premiums to one or more of the Subaccounts of Thrivent Variable Insurance Account A (the “Variable Account”) according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company commonly known as a “mutual fund”.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account A (the “Variable Account”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The prospectus is valid only when accompanied or preceded by the current prospectus of the Thrivent Series Fund, Inc.

The date of this prospectus is April 30, 2010.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declarations page will indicate the charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836. We will provide personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, Death Benefit Option chosen, Face Amount and riders requested.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment

Premium Processing Charge[1]	Upon receipt of each premium payment	$2.00 per payment

Premium Tax Charge	Not applicable[2]	Not applicable[2]

1 The maximum charge for automatic payment plans is $1.00 per payment.

2 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Contingent Deferred Sale Charge (CDSC)[3]	Upon surrender, lapse, or decrease in Face Amount
Maximum		$21.36 ($31.17 for VUL 1 Contracts) per $1,000 of decrease in Face Amount

Minimum		$0.54 ($0.51 for VUL 1 Contracts) per $1,000 of decrease in Face Amount

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$2.37 ($2.25 for VUL 1 Contracts) per $1,000 of decrease in Face Amount

3 The CDSC will equal an amount per $1,000 of Face Amount based upon the Initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender (in most states), and whether the Insured is a tobacco user. The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount). From February 1994 to May 1997, we issued an earlier version of the Contract, referred to in this prospectus as “VUL 1 Contracts”.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Deferred Administrative Charge	Upon surrender, lapse, or decrease in Face Amount
Maximum		$17.90 ($8.33 for VUL 1 Contracts) per $1,000 of amount of coverage

Minimum		$1.79 ($2.38 for VUL 1 Contracts) per $1,000 of coverage

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$10.74 ($5.95 for VUL1 Contracts) per $1,000 of amount coverage

Partial Surrender Charge	Upon a partial surrender	$25 per surrender[4]

Transfer Charge[5]	Upon each transfer	$20 per transfer

4 The charge is $25.00 per partial surrender or 2% of the surrender amount requested, if less.

5 The Transfer Charge applies to VUL 1 Contracts only and applies to each transfer in excess of the first two transfers made in a Contract Year.

FEE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted (annualized)

Cost of Insurance[6]	Monthly
Maximum		$999.96 per $1,000 of Face Amount

Minimum		$0.24 per $1,000 of Face Amount

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$1.68 per $1,000 of Face Amount

Basic Monthly Administrative Charge	Monthly	$120.00 ($48.00 for VUL 1 Contracts)

Initial Monthly Administrative Charge[7]	Monthly
Maximum		$1.20 ($0.84 for VUL 1 Contracts) per $1,000 of Face Amount

Minimum		$0.12 ($0.24 for VUL 1 Contracts) per $1,000 of Face Amount

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$0.72 ($0.60 for VUL 1 Contracts) per $1,000 of Face Amount

Mortality and Expense Risk Charge	Daily	Annual rate of .75% of average daily net assets of each Subaccount

6 The Cost of Insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The Cost of Insurance charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the maximum Cost of Insurance charges applicable to your Contract. More detailed information concerning you Cost of Insurance charges is available on request by calling 1-800-847-4836.

7 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the Initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender (in most states), and whether the Insured is a tobacco user. The charge applies for 180 Monthly Deductions. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 Monthly Deductions instead of 180 Monthly Deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted (annualized)

Loan Interest	Accrues daily[8]	7.4% on Loan Balance

Additional Benefit or Rider Charges[9]
Accidental Death Rider[10]	Monthly
Maximum		$1.44 per $1,000 of rider coverage

Minimum		$0.36 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$0.70 per $1,000 of rider coverage
Disability Waiver Rider[11]	Monthly
Maximum		30% of amount to be waived

Minimum		5% of amount to be waived

Charge for issue age 35 in the first Contract Year		7% of amount to be waived
Spouse Insurance Rider[12]	Monthly
Maximum		$1,001.16 (For VUL 1 Contracts, $1,024.80) per $1,000 of rider coverage.

Minimum		$0.36 (For VUL 1 Contracts, $24.48) per $1,000 of rider coverage.

Charge for female, issue age 35, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $75,000, in the first Contract Year		$1.44 (For VUL 1 Contracts, $25.56) per $1,000 of rider coverage.

8 The loan interest is paid in advance on the date of the loan and on each Contract Anniversary. Interest is computed to the next Contract Anniversary. If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

9 Charges for Additional Benefits apply when a rider is included with your Contract and the Contract and/or rider has not otherwise been terminated. The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.

10 This charge applies until the Insured’s Attained Age 70.

11 This charge applies until the Insured’s Attained Age 65.

12 This charge includes cost of insurance charge and an initial monthly charge. For VUL 1 Contracts the charge includes cost of insurance charge, initial monthly charge and basic monthly administrative charge. The charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the end of the term period.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted (annualized)
Child Insurance Rider[13]	Monthly	$5.40 per $1,000 of rider coverage
Guaranteed Increase Rider[14]	Monthly
Maximum		$1.80 per $1,000 of rider coverage

Minimum		$0.48 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$1.80 per $1,000 of rider coverage
Cost of Living Rider[15]	Not applicable	No charge
Accelerated Benefits Rider	Not applicable	No charge

13 This charge applies until no child is insured by the rider.

14 This charge applies until attained age 43.

15 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

The next table shows the minimum and maximum total annual portfolio operating expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[16]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	4.67%	0.43%

16 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.39% to 1.50%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2009 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits, risks and other provisions in more detail. Please refer to “DEFINITIONS” at the end of this prospectus for definitions of words and phrases used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this prospectus describes the differences in the Contracts.

Contract Benefits

Flexibility

The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for

♦	life insurance coverage on the named Insured;

♦	an Accumulated Value;

♦	surrender rights and Contract loan privileges; and

♦	a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly Deductions will be made from the Contract.

The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See “CONTRACT BENEFITS”.

Investment Options

You allocate the Net Premium payments to one or more Subaccounts of the Variable Account.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account.

Death Proceeds and Death Benefit Options

The Contract Owner may name a Beneficiary to receive the death proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the death proceeds will be paid to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving a Notice while Insured is living. The Notice must be received by the Service Center and acknowledged before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Notice.

As long as the Contract remains in force and death proceeds are payable, we will pay the death proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of Insured’s death.

For all Contracts except those issued in New York or VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

SUMMARY OF CONTRACT BENEFITS AND RISKS

For contracts issued in New York, if the Insured dies before the Contract Anniversary on or next following the Insured’s 100th birthday (the “Maturity Date”), the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. See “CONTRACT BENEFITS—Death Benefits” and “OTHER INFORMATION—Additional Insurance Benefits”.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated value multiplied by the factor for Attained Age. Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the Accumulated value multiplied by the factor for Attained Age. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

♦	additional insurance coverage for accidental death;

♦	waiver of selected amount in the event of total disability;

♦	term insurance on the Insured’s spouse;

♦	term insurance on the Insured’s children;

♦	a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

♦	a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “OTHER INFORMATION—Additional Insurance Benefits” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

CharitAbility® is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See “OTHER INFORMATION—CharitAbility®.”

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured.

Flexibility to Adjust Amount of Death Benefit

You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the

SUMMARY OF CONTRACT BENEFITS AND RISKS

Decrease Charge reflecting the decrease. See “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”. Increases and decreases in Face Amount may have tax consequences.

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege.

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The Minimum Face Amount for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

♦	the Contract Anniversary on or next after the Insured’s 71st birthday (for contracts issued in New York, the Insured’s 66th birthday) or

♦

the Contract Anniversary at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee by paying the

SUMMARY OF CONTRACT BENEFITS AND RISKS

necessary premium. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Second, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See “CONTRACT RIGHTS—Loan Privileges”. For VUL 1 Contracts, the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Surrender of the Contract

You may at any time fully surrender the Contract and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt, any Decrease Charge, and the amount, if any, needed to cover unpaid Monthly Deductions. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See “CONTRACT RIGHTS—Surrender Privileges”.

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.

We do not guarantee a minimum Accumulated Value. The Accumulated Value of the Contract is the total

SUMMARY OF CONTRACT BENEFITS AND RISKS

amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects

♦	the investment performance of the chosen Subaccounts of the Variable Account,

♦	any Net Premiums paid,

♦	any partial surrenders,

♦	any loans,

♦	any loan repayments,

♦	any loan interest paid or credited, and

♦	any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

♦	continuation of the Contract,

♦	the Cash Surrender Value (which determines various other rights under the Contract),

♦	determining the amount available for Contract loans,

♦	computation of cost of insurance charges, and

♦	may be relevant to the computation of Death Benefits.

The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”. In general, subject to the Death Benefit Guarantee, the Contract will lapse when

♦	Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

♦	Contract Debt exceeds Accumulated Value less any Decrease Charge, and

♦	In either case if a grace period expires without sufficient additional payments. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Contract provides for a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send sufficient payment by a specified date.

Surrender Risks

There is partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See “CONTRACT RIGHTS—Surrender Privileges”.

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and

SUMMARY OF CONTRACT BENEFITS AND RISKS

some uncertainty about the application of the federal tax law to the Contract, particularly as it relates to Contracts on Insureds in the substandard risk class.

Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Moreover, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 ½. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

We make no guarantees regarding any tax treatment— federal, state or local—of any Contract or of any transaction involving a Contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract Owners under the Contracts.

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of the federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. There are currently forty-one Subaccounts. You can change a premium payment allocation for future

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

premium payments and can transfer all or part of the Accumulated Value in a Subaccount to another Subaccount. However, you are only permitted to participate in a maximum of fifteen Subaccounts at any one time. If a transfer or new premium allocation is requested to a different Subaccount than those already selected the new total must not exceed fifteen, and if it would, the request will be treated as not in Good Order. In order to complete the request, transfers out of at least as many active Subaccounts must be effected so that the total active Subaccounts would not exceed fifteen.

The following summarizes each portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possible negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Technology Portfolio	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio	To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Small Cap Index Portfolio	To seek capital growth that tracks approximates the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Partner Mid Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner International Stock Portfolio	To achieve long-term growth of capital.

Thrivent Partner Socially Responsible Stock Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio	To seek to maximize income.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

We are the investment adviser to the Fund, and we are registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, we determine which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. We implement the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Management Investment Services Limited

♦	Atlanta Capital Management Company, L.L.C.

♦	BlackRock Investment Management, LLC

♦	Calamos Advisors LLC

♦	Calvert Asset Management Company, Inc.

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	OppenheimerFunds, Inc.

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management, Inc

♦	T. Rowe Price Associates, Inc.

♦	Turner Investment Partners, Inc.

♦	Victory Capital Management Inc.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Shares of the Fund are currently sold to other Portfolios of the Fund, to several insurance company separate

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to participants in retirement plans sponsored by us. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws.

♦	Changes in federal income tax law.

♦	Changes in the investment management of the Fund.

♦	Differences in voting instructions between those given by the contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects contract owners, we may take appropriate action on our own. Such action could include the sale of the Fund’s shares by one or more of the separate accounts, which could have adverse consequences.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENTS AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General

As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. The proceeds may be paid in a lump sum or under one of the settlement options set forth in the Contract. The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as this Contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Proceeds will always be at least equal to the Face Amount.

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies at or after Attained Age 100, the amount payable will be the Cash Surrender Value on the date of death. For Contracts issued in New York, if the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A

The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the Attained Age factor shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death):

CONTRACT BENEFITS

Attained Age	Factor	Attained Age	Factor
40 or less	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 to 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 to 99	1.00
60	1.30

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The Attained Age factor is 2.5 for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the Attained Age factor is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B

The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the Attained Age factor shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the

CONTRACT BENEFITS

Accumulated Value multiplied by the Attained Age factor is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by giving us a Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000-$10,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000-$10,000). If the Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000-$10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

A change in Death Benefit Option may have tax consequences, depending on the circumstances.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge

CONTRACT BENEFITS

varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract’s Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the Attained Age factor shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the Attained Age factor of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount

Subject to certain limitations (see “Decreases” and “Increases” below), generally you may increase your Contract’s Face Amount in force or decrease your Contract’s Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. (For Contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance.) The effective date of the decrease will be the Monthly Anniversary on or next after we receive Notice. An increase in Face Amount may have tax consequences. See “FEDERAL TAX MATTERS”. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

Decreases

A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges.

A decrease in the Face Amount may result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit

CONTRACT BENEFITS

will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”.

Increases

An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges.

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective.

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount at any time before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct any Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount.

Net Amount at Risk

You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the

CONTRACT BENEFITS

Accumulated Value, in one of several ways as insurance needs change. These include

♦	increasing or decreasing the Face Amount,

♦	changing the level of premium payments, and,

♦	to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

♦

A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See “CHARGES AND DEDUCTIONS”.

♦

An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” in this section. If the net amount at risk is increased, the Monthly Deduction will increase as well.

♦

Under Death Benefit Option A, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force.

♦

Under Death Benefit Option B, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

♦

Under either Death Benefit Option, if the Death Benefit is the Accumulated Value multiplied by the Attained Age factor, then an increased level of premium payments will increase the net amount at risk.

♦

A partial surrender will reduce the Death Benefit. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the Accumulated Value multiplied by the Attained Age factor. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract loan amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). The Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction or (2) the Death Benefit Guarantee requirement is met and (3) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction and the Death Benefit Guarantee requirements have not been met or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner,

CONTRACT BENEFITS

the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT RIGHTS—Surrender Privileges”. There is no guaranteed minimum Accumulated Value. A Contract’s Accumulated Value on any future date depends upon a number of variables, and therefore, cannot be predetermined.

A Contract’s Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined on each Valuation Date. On each Valuation Date, the Contract’s Accumulated Value will be (a) plus (b) where:

(a)	is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount’s Unit Value on the date by the number of Subaccount Units allocated to the Contract; and

(b)	is the value attributable to the Contract in the Loan Account on the Valuation Date. See “CONTRACT RIGHTS—Loan Privileges”.

Determination of Number of Units

Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

♦	any Net Premiums allocated to the Subaccount during the current Valuation Period;

♦	any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

♦	any repayments of the Contract Debt during the current Valuation Period; and

♦	any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

♦	any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;

♦	any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

♦	the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and

♦	any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract’s Accumulated

CONTRACT BENEFITS

Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value

At the end of each Valuation Period, the Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 0.60% and guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For Contracts issued in New York, if the Insured dies before the Maturity Date, the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive all forms, requirements and due proof of death in Good Order at our Service Center. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Notice. Payments may be postponed in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

CONTRACT BENEFITS

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Your Thrivent Financial representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Settlement Options

You may elect an option by giving us Notice during the Insured’s lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured’s death, and the death proceeds have not been paid.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Option 1—Interest Income

The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2—Income of a Fixed Amount

Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3.5% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3—Income for a Fixed Period

Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the agreement relating to this option).

Option 4—Life Income with Guaranteed Period

Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the beneficiary of the agreement to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the agreement relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5—Other Options

The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction

CONTRACT BENEFITS

then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years.

You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the Contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans or partial surrenders you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of any Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of (a) and (b) where:

(a)	is the amount of the partial surrender or Contract loan; and

(b)	is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (i) and (ii) where:

(i)	is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

(ii)	is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the

CONTRACT BENEFITS

flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by “deeming” the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans.

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured’s Attained Age 71 (Attained Age 66 for Contracts issued in New York) and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for Contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under “Reinstatement”.

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following Monthly Anniversary of the contract 31 days after we send written notice of termination.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or most third party checks.

Scheduled Premiums

You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, on the appropriate Thrivent form.

The initial Scheduled Premium on an annualized basis is shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See “Contract Lapse and Reinstatement” in this section.

Death Benefit Guarantee Premium

The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

♦	the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class;

♦	a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

♦	the applicable Initial Monthly Charge;

♦	the charge for any additional insurance benefits added by rider; and

♦	the basic monthly administrative charge.

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

♦	the Insured’s gender,

♦	the Insured’s Attained Age,

♦	the Insured’s premium class,

♦	the Face Amount,

♦	the Death Benefit Option, and

♦	which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although

PAYMENT AND ALLOCATION OF PREMIUMS

you determined a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See “Contract Lapse and Reinstatement” in this section.

Subject to certain limitations, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for Contracts issued in New York or VUL 1 Contracts ). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code generally provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner’s request or made as a result of a partial surrender, or a change in the Death Benefit Option, could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less any Premium Expense Charges. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See “DEFINITIONS.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

We allocate Net Premiums according to the premium allocation instructions on your application or most recent allocation instructions on file. The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation for future Net Premiums without charge at any time by giving us Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file.)

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the

PAYMENT AND ALLOCATION OF PREMIUMS

Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by giving us Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file.) The total amount that you transfer each time must be at least $500 (unless the total cash value in a Subaccount is less than $500, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of 12 transfers per year. We may postpone transfers in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”. Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $500 or more, any amount can be transferred from the various Subaccounts (for example, $250 from the Money Market Subaccount and $250 from the Income Subaccount, or any other combination that totals $500 or more). A Contract Owner may transfer a total of less than $500 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Special Transfer Service—Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. Please note that when you establish a Dollar Cost Averaging (DCA) program, transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to terminate the DCA program, whichever occurs first. If the entire amount in the Thrivent Money Market Subaccount has been depleted, you have not notified us to terminate the DCA program, and you subsequently allocate additional funds to the Thrivent Money Market Subaccount, transfers will begin again on the schedule you set.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by Contract Owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby

PAYMENT AND ALLOCATION OF PREMIUMS

negatively impact the performance of the corresponding subaccount.

In addition, the underlying funds may have adopted restrictions designed to discourage abusive trading practices, and we reserve the right to enforce these policies and procedures.

We will use reasonable efforts to apply the following policies uniformly. Several different tactics are used to reduce the frequency and effect of abusive trading within the Subaccounts. We may use a combination of monitoring Contract Owner activity and restricting Contract Owner transfers. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a Contract Owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), lapse will only occur when

♦	the Cash Surrender Value is insufficient to cover the Monthly Deduction or

♦	Contract Debt exceeds the Accumulated Value less any Decrease Charge, and

♦	in either case if a grace period expires without a sufficient payment.

Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt, the Cash Surrender Value will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the premium for the Contract will not be in default until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage

PAYMENT AND ALLOCATION OF PREMIUMS

continues, unless the grace period expires and we have not received the required amount. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge and the Death Benefit Guarantee is not in effect. The notice will specify the payment required to keep the Contract in force and the termination date.

In order to prevent lapse, you must during the grace period make the required premium payment or make the required loan repayment as stated in the Notice. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York, at the commencement of the grace period, we will transfer your Contract’s Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For Contracts issued in New Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See “Allocations of Premiums and Accumulated Value” in this section.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and the amount needed to cover the Monthly Deduction through the month of death.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Reinstatement

Unless a Contract has been surrendered, it may be reinstated within 5 years after 1) the date the grace period ends if, on that date, the Contract terminated; or 2) the Contract terminated under the Termination from Excess Loan contract provision. You may reinstate the Contract by submitting the following items to us:

♦	Written application for reinstatement;

♦	Evidence of insurability satisfactory to us;

♦	Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

♦	A payment that is sufficient to cover:

PAYMENT AND ALLOCATION OF PREMIUMS

(1)	payment of any unpaid Monthly Deductions for the grace period; and

(2)	a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge. The amount of Accumulated Value on the date of reinstatement will equal:

♦	the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

♦	any premiums received at the time of reinstatement, reduced by any Premium Expense Charges; less

♦	any Monthly Deductions and any loan interest due for the grace period; less

♦	the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge. Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (see “FEDERAL TAX MATTERS”).

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

♦	providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

♦	administering the Contract;

♦	assuming certain risks in connection with the Contract; and

♦	incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Percent of Premium Charge

Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. The percent of premium charge is a

CHARGES AND DEDUCTIONS

front-end sales load and is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The percent of premium charge may not be deducted in certain situations.

The sales charges in any Contract Year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and Expense Risk Charge.

Premium Processing Charge

We will deduct a maximum amount equal to $2.00 per premium payment (a maximum amount of $1.00 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. The premium processing charge may not be deducted in certain situations.

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge—Initial Face Amount

At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2) 25% of actual premiums paid (before deducting any Premium Expense Charges) during the first Contract Year.

CHARGES AND DEDUCTIONS

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent Deferred Sales Charge, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts).

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see “CONTRACT BENEFITS— Death Benefit Guarantee”), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge—Increases in Face Amount

If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine “the amount of premiums attributable to the increase” because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it

CHARGES AND DEDUCTIONS

becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

Amount of Deferred Administrative Charge

At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured’s Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount is stated in your Contract.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See “Monthly Deduction” below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an “acceleration” of the amounts that otherwise would have been paid during this period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly.

CHARGES AND DEDUCTIONS

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an “acceleration” of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured’s spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Method of Deduction and Effect of Decrease Charge

The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

♦	the amount available for Contract loans,

♦	the amount available in connection with full or partial surrenders, and

♦	the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee, determine the Contract’s duration and possible lapse.

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See “Charges Against Accumulated Value—Monthly Deductions” below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

CHARGES AND DEDUCTIONS

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase).

Reinstatement of Decrease Charge

If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

♦	the cost of insurance,

♦	insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

♦	the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance

Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL I Contracts, the annual rate is 4%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

CHARGES AND DEDUCTIONS

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)	the initial Face Amount;

(2)	successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

(3)	any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See “CONTRACT BENEFITS—Death Benefits—Accumulated Value and Cash Surrender Value”.

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain

CHARGES AND DEDUCTIONS

employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women.

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL I Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. (A preferred premium class is not available on VUL I Contracts.) An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18 (VUL 1 Attained Age 20), he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18 (VUL 1 Attained Age 20). For VUL I Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.

Monthly Administration Charge

We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge—a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the “Initial Monthly Charge”) following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). For VUL I Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured’s Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured’s gender and upon whether the Insured is a tobacco user or not. The

CHARGES AND DEDUCTIONS

Initial Monthly Charge per $1,000 of Face Amount is stated in your Contract. The Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for Increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. We will not, however, be reimbursed twice for these expenses. As described in “CHARGES AND DEDUCTIONS—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

CHARGES AND DEDUCTIONS

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken.

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges

The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See “OTHER INFORMATION—Additional Insurance Benefits”.

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the “Mortality and Expense Risk Charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of .001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes

Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made.

CHARGES AND DEDUCTIONS

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the “FEE TABLES” and the attached prospectus for the Fund.

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Ownership Changes

While the Insured is living, ownership may be changed by giving us Notice if the new Owner is eligible under our bylaws. Any Debt on the Contract will have prior claim over any assignment. The Insured will keep all membership rights and privileges.

Loan Privileges

General

You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest. The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the Beneficiary. In some cases, Contract Debt is used to determine whether the Contract will lapse.

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Notice. Postponement of loans may take place under certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Interest

The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an

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effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts.

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without preprinted registration), traveler’s checks, credit card courtesy checks, or most third party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a “modified endowment contract”, as well as interest accruing on the loans, will be treated as a taxable distribution to the extent there is gain in the contract. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty may be imposed on the portion of any loan and loan interest that is included in income. See “FEDERAL TAX MATTERS”.

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the

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Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See “CONTRACT BENEFITS—Payment of Contract Benefits”.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. These transactions must be in writing.

We require one of the following accepted forms of verification of your identity for certain other written requests for a surrender, partial surrender or loan disbursement, as noted below:

Transaction Type	Identity Verification Method
	Financial Representative Attestation	Notary Public Attestation	Medallion Signature Guarantee
• Request to send funds of up to $99,999.99 to an address different from that of the Contract Owner	Accepted	Accepted	Accepted
• Request to send funds of up to $99,999.99 electronically to a bank account registration different from that of the Contract Owner	Accepted	Accepted	Accepted
• Request to send funds of up to $99,999.99 in the name of someone other than the Contract Owner	Accepted	Accepted	Accepted
• Certain other transactions as determined by us	Accepted	Accepted	Accepted
• Request for funds of $100,000 – $499,999.99	Accepted	Accepted	Accepted
• Request for funds of $500,000.00 or more	Not Accepted	Not Accepted	Required

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative.

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Notice for surrender is received by us (or as of such later date as you shall specify in the Notice), or, if this date is not a Valuation Date, the next following Valuation Date.

Partial Surrender

Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your

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Accumulated Value in the respective Subaccount(s) bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see “Partial Surrenders—Certain Considerations” in this section.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Effect of Partial Surrenders on Face Amount and Death Benefit

A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

♦

If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable factor is 2.5 for an Insured with an Attained Age of 40 or below. See “CONTRACT BENEFITS—Death Benefits”.)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to $140,000 ($100,000 + $40,000). The Face Amount is not changed.

♦

If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the Accumulated Value multiplied by the applicable factor after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the Accumulated Value multiplied by the applicable factor, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000)

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and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the multiplied by the applicable factor Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

♦	If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

♦

If the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable factor ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the Accumulated Value multiplied by the applicable factor after the partial surrender (($60,000 - $10,000) X 2.5 = $125,000).

♦

If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

(ii)	is the applicable factor.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable factor ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the

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Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and

(ii)	is the specified factor.

Thus, $30,000 – (($150,000 - $100,000) (divided by) 2.5)) = $10,000.

The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders—Certain Other Considerations

The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee.

Because a partial surrender can affect the Face Amount and the Death Benefit (as described in this section), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial surrender.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any surrender that is included in income. See “FEDERAL TAX MATTERS”.

Free Look Privileges

The Contract provides for a “free look” privilege after any increase in Face Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

♦	45 days after the application for increase is signed,

♦	10 days after you receive a Contract supplement for the increase in Face Amount, and

♦	10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will

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include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for increases attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform various transactions over the telephone if we receive proper written authorization from you prior to any such transaction.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized.

However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.

Certain circumstances may prevent you from conducting telephone transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone transaction, we recommend you provide us with written Notice. If, due to malfunction or other circumstances, the recording of the Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to suspend or limit telephone transactions.

We currently allow Contract Owners to pay premiums and loan repayments online at www.thrivent.com. We may offer other online transactions in the future. For more information regarding online transactions, please contact the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the

TELEPHONE AND ONLINE TRANSACTIONS

close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

OTHER INFORMATION

Postponement of Payments

We will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice.

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount (or the proceeds payable if the Insured is living on the Maturity Date for a Contract issued in New York) if (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner’s bank.

Term Conversion

Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.

If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.

Review this opportunity with your Thrivent Financial representative to determine whether it is available to you and right for you.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “FEE TABLES”. Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider

This rider increases the total Death Benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the Contract Anniversary after the Insured’s 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender) multiplied by the amount of rider coverage.

Disability Waiver Rider

This rider credits an amount to the Contract on each Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be  1/12th of the selected amount, or the Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

OTHER INFORMATION

Spouse Insurance Rider

This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, premium class and Face Amount) multiplied by the amount of rider coverage. If you do not currently have this rider on your Contract, it can no longer be added.

Child Insurance Rider

This rider provides term life insurance on the Insured’s children. The amount of Death Benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age 21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child’s 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider

This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates. Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender) multiplied by the amount of rider coverage.

Cost of Living Rider

This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index. As a result of increasing the Face Amount, the Monthly Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider

This benefit pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See “FEDERAL TAX MATTERS.”

CharitAbility®

CharitAbility® for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive CharitAbility® for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. Charitability® for Life is not available on VUL I Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

♦	the withdrawal rights during any Free Look Period after an increase in Face Amount; and
♦	the exchange rights during the first 24 months following an increase in Face Amount.

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights. This reservation of certain rights is not applicable to Contracts issued in New York.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the

FEDERAL TAX MATTERS

Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Proceeds

In general, the amount of the death proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the death proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the death proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the death proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death Proceeds may be subject to state and federal estate and/or inheritance tax. The entire amount of death proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other

FEDERAL TAX MATTERS

consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts that Are Not MECs

Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a

FEDERAL TAX MATTERS

7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit,

FEDERAL TAX MATTERS

which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase the contract and when you make increases in coverage. In addition, we may pay 20% of the 2nd target premium and 10% of the 3rd target premium if the financial representative is eligible. Additionally, we may pay 3% on premiums that exceed the target premium if the financial representative is eligible. We determine the target premium, which varies by age, sex and risk classification of the insured at the time of issue as well as by the specified amount of the contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you select to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commission, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives

SALES AND OTHER AGREEMENTS

may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The person(s) named by the Contract Owner to receive the death proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Financial and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A Contingent Deferred Sales Charge to compensate Thrivent Financial for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by Thrivent Financial and described in this prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Financial received the first premium payment on the Contract at its Service Center and (3) any other date mutually agreed upon by Thrivent Financial and the Contract Owner.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month was the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

DEFINITIONS

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent Financial upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A Deferred Administrative Charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180 month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

General Account. The assets of Thrivent Financial other than those allocated to the Variable Account or any other separate account.

Good Order. Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Initial Monthly Charge. An initial monthly charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured’s spouse.

Insured. The person upon whose life the Contract is issued.

DEFINITIONS

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Financial’s General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For Contracts issued in New York, the Maturity Date is the Contract Anniversary on or next following the Insured’s 100th birthday. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.

Minimum Face Amount. The lowest allowable Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same day in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. “Monthly Deduction” also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less any Premium Expense Charges.

Notice. A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent of premium charge of 5% of each premium payment (a 5% sales charge ) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent Financial reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment. These charges may not be deducted in certain situations.

Scheduled Premium(s). The planned premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Service Center. Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

DEFINITIONS

Thrivent Financial representative. A person who is appropriately licensed by state insurance department officials to sell the Contract, and a licensed registered representative of Thrivent Investment Management Inc.

Unit. The measure by which the value of the Contract’s interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract’s interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Insurance Account A, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

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OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
SERVICES
PREMIUMS
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Insurance Account A are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Room 1580, Washington, DC 20549.

Thrivent Variable Insurance Account A

1933 Act Registration No. 333-76152

1940 Act Registration No. 811-8174

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP20-1  R4-10

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statement of Additional Information

Dated April 30, 2010

Flexible Premium Variable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”). This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2010. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

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GENERAL INFORMATION AND HISTORY

Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.

Thrivent Variable Insurance Account A (the “Variable Account”) is a separate account of ours, which was established on May 8, 1993. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information.

PREMIUMS

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from the gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums; and

(4)	to refund any necessary accumulated value.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer additional insurance benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding additional insurance benefits.

Surrender and Withdrawal

The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and

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distributor of the Contracts pursuant to a distribution agreement with us. Prior to July 1, 2002, Thrivent Financial Investors Services Inc. (“TFISI”), another wholly-owned subsidiary of Thrivent Financial, served as the principal underwriter of the Contract. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management Inc. may execute selling agreements with other broker-dealer firms to sell contracts. In addition, we may retain other firms to serve as principal underwriters of the Contracts. We offer the Contracts in all states and the District of Columbia where it is authorized to do so.

Sales of Contracts may help the financial representatives in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase or increase coverage. In addition, we pay 20% of the 2nd target premium and 10% of the 3rd target premium. Additionally, we will pay 3% on premiums that exceed the target premium. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the Face Amount of the Contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips

The Contract is no longer sold, however coverage increases are allowed pursuant to Contract terms. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. and TFISI retained $0.

2007	2008	2009
$196,436	$224,181	$143,174

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium. In addition, we charge a premium processing charge of a maximum of $2.00 per payment. If the premium is received through an automatic premium plan, the maximum premium processing charge is $1.00 per payment.

Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

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Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount at any time before the Insured’s 85th birthday (or 80th birthday for VULI Contracts). Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

You may cancel any increase in face amount by giving written notice before the latest of:

(1)	10 days after you receive the supplement contract page showing the increase;

(2)	45 days after you complete the application for the increase in face amount; and

(3)	10 days after a notice of withdrawal right is mailed or delivered to you.

A new set of Decrease Charges will also apply to each increase in the face amount. The Decrease Charge applies to decreases in face amount during the first 180 months (120 months for “VULI Contracts”) following an increase in face amount. The Decrease Charge remains level during the 60 months following an increase in face amount, and then decreases each Contract Year to zero after 180 months (120 months for “VULI Contracts”) following an increase in face amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding Lapse and Reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding Loans.

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included

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therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2009 and 2008 and the related consolidated statements of operations, members’ equity and cash flow for each of the three years in the period ended December 31, 2009, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Insurance Account A at December 31, 2009 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

5

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2010

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2009 and 2008

(in millions)

	2009	2008
Assets
Fixed maturity securities, at fair value	$31,909	$25,572
Equity securities, at fair value	999	970
Mortgage loans	7,938	7,689
Contract loans	1,263	1,241
Short-term investments	598	1,419
Amounts due from brokers	103	27
Other investments	1,605	1,488

Total investments	44,415	38,406

Cash and cash equivalents	1,452	1,130
Accrued investment income	401	372
Receivables	205	181
Deferred acquisition costs	2,011	2,541
Property and equipment, net	159	167
Other assets	76	30
Assets held in separate accounts	11,717	9,282

Total Assets	$60,436	$52,109

Liabilities
Future contract benefits	$15,471	$14,662
Contractholder funds	23,521	22,204
Unpaid claims and claim expenses	227	214
Amounts due to brokers	1,364	369
Securities lending obligation	215	831
Other liabilities	731	699
Liabilities related to separate accounts	11,717	9,282

Total Liabilities	53,246	48,261
Members’ Equity
Retained earnings	6,893	6,880
Accumulated other comprehensive income (loss)	297	(3,032)

Total Members’ Equity	7,190	3,848

Total Liabilities and Members’ Equity	$60,436	$52,109

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Revenues
Premiums	$1,404	$1,355	$1,317
Net investment income	2,243	2,328	2,384
Realized investment (losses) gains, net	(186)	(484)	115
Contract charges	601	629	657
Other revenue	258	305	321

Total Revenues	4,320	4,133	4,794

Benefits and Expenses
Contract claims and other benefits	1,312	1,270	1,218
Increase in contract reserves	648	693	569
Interest credited	1,069	1,038	1,029
Dividends to members	333	329	293

Total benefits	3,362	3,330	3,109
Underwriting, acquisition and insurance expenses	578	596	642
Amortization of deferred acquisition costs	197	358	243
Fraternal benefits and expenses	170	181	188

Total expenses	945	1,135	1,073

Total Benefits and Expenses	4,307	4,465	4,182

Net Income (Loss)	$13	$(332)	$612

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2007	$6,600	$264	$6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	7,212	31	7,243
Comprehensive Income (Loss):
Net loss	(332)	—	(332)
Other comprehensive loss	—	(3,063)	(3,063)

Total comprehensive loss			(3,395)

Balance as of December 31, 2008	6,880	(3,032)	3,848
Comprehensive Income (Loss):
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	$6,893	$297	$7,190

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Operating Activities
Net income (loss)	$13	$(332)	$612
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	822	882	666
Change in contractholder funds	715	579	(27)
Change in deferred acquisition costs	(66)	131	32
Realized investment losses (gains), net	186	484	(115)
Changes in other assets and liabilities	(80)	(67)	19

Net Cash Provided by Operating Activities	1,590	1,677	1,187

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	5,796	5,400	9,271
Cost of fixed maturity securities acquired	(7,650)	(5,509)	(8,684)
Proceeds from sales of equity securities	2,160	2,069	1,826
Cost of equity securities acquired	(1,853)	(2,222)	(1,902)
Proceeds from mortgage loans sold, matured or repaid	698	925	870
Cost of mortgage loans acquired	(969)	(1,032)	(1,113)
Sales of fixed maturity securities under mortgage roll program, net	(881)	301	287
Contract loans (issued) repaid, net	(22)	(3)	2
Sales of short-term investments, net	821	503	42
Change in collateral held for securities lending	(616)	(883)	3
Other, net	646	(1,077)	(784)

Net Cash Used in Investing Activities	(1,870)	(1,528)	(182)

Financing Activities
Universal life and investment contract receipts	2,268	2,091	1,327
Universal life and investment contract withdrawals	(1,666)	(1,934)	(2,516)

Net Cash Provided by (Used in) Financing Activities	602	157	(1,189)

Net Change in Cash and Cash Equivalents	322	306	(184)
Cash and Cash Equivalents, Beginning of Year	1,130	824	1,008

Cash and Cash Equivalents, End of Year	$1,452	$1,130	$824

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2009, 2008 and 2007

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of the other comprehensive income.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,218 million and $337 million in the mortgage dollar roll program outstanding as of December 31, 2009 and 2008, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death and living benefits. As of December 31, 2009 and 2008, reserves totaling $78 million and $133 million, respectively, for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses, continued

awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2009, 2008 and 2007 totaled $1 million, $6 million and $12 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $9 million and a net deferred tax asset of $4 million as of December 31, 2009 and 2008, respectively.

New Accounting Guidance

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required on the financial statements and notes to the financial statements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosures about the impact of derivative instruments on financial position, financial performance and cash flows. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In December 2008, the FASB updated the accounting standards to require enhanced disclosure related to postretirement benefit plan assets, including information about inputs and techniques used to determine the fair value of plan assets. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this guidance, fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the guidance for the annual reporting period beginning January 1, 2008.

In 2007, Thrivent Financial adopted new guidance which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. Adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new accounting guidance for defined benefit pension and other postretirement plans that requires; (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. The adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. The adoption of the new guidance did not have a significant impact on the consolidated financial statements.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 17, 2010, the date the consolidated financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2009	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$4,105	$121	$7	$4,219
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	668	27	7	688
Securities issued by foreign governments	108	12	1	119
Corporate debt securities	20,062	1,197	222	21,037
Residential mortgage-backed securities	1,795	—	384	1,411
Commercial mortgage-backed securities	1,793	9	245	1,557
Collateralized debt obligations	22	—	3	19
Other debt obligations	1,336	75	41	1,370

Total fixed maturity securities	$29,889	$1,441	$910	$30,420

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	$3,228	$67	$3	$3,292
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	279	40	—	319
Corporate and other bonds	19,953	274	2,250	17,977
Mortgage- and asset-backed securities	4,423	7	1,137	3,293

Total fixed maturity securities	$27,883	$388	$3,390	$24,881

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2009 and 2008 totaled $1,489 million and $691 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled losses of $85 million for the year ended December 31, 2009, and gains of $68 million and $5 million for the years ended December 31, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2009 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$581	$598
Due after one year through five years	5,737	6,024
Due after five years through ten years	4,804	4,927
Due after ten years	18,767	18,871

Total fixed maturity securities	$29,889	$30,420

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

December 31, 2009	Cost	Gross Unrealized		Fair Value
		Gains	Losses
Large-cap	$287	$40	$5	$322
Mid-cap	86	23	1	108
International	64	21	—	85
REITs	115	20	—	135
Preferred stock	113	6	22	97
Other	261	12	21	252

Total equity securities	$926	$122	$49	$999

December 31, 2008
Equity securities	$1,288	$26	$344	$970

Included in the equities securities balances discussed above is approximately $93 million and $79 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	14	$605	$7	8	$3	$—
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	6	142	7	1	9	—
Securities issued by foreign governments	3	20	1	—	—	—
Corporate debt securities	278	1,541	46	376	1,973	176
Residential mortgage-backed securities	8	46	14	129	1,351	370
Commercial mortgage-backed securities	9	136	2	66	1,144	243
Collateralized debt obligations	—	—	—	3	10	3
Other debt obligations	29	167	11	44	181	30

Total fixed maturity securities	347	$2,657	$88	627	$4,671	$822

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	7	$1	$—	12	$227	$3
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	2	4	—	—	—	—
Corporate and other bonds	1,773	8,743	1,112	849	4,146	1,138
Mortgage- and asset-backed securities	107	1,149	279	183	1,944	858

Total fixed maturity securities	1,889	$9,897	$1,391	1,044	$6,317	$1,999

As of December 31, 2009, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $910 million comprising 974 issuers. Of this amount, $822 million, comprised of 627 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.9 million as of December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Large-cap	35	$45	$4	—	$—	$—
Mid-cap	32	12	1	—	—	—
International	—	—	—	—	—	—
REITs	16	4	—	—	—	—
Preferred stock	13	—	—	31	69	22
Other	110	—	22	—	—	—

Total equity securities	206	$61	$27	31	$69	$22

December 31, 2008
Total equity securities	630	$923	$292	21	$78	$52

As of December 31, 2009, gross unrealized losses on equity securities totaled $49 million comprising 237 issuers. Of this amount, $22 million, comprised of 31 issuers, was in the greater-than-twelve-month category.

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness such as its ability to generate operating cash flow and remain current on all debt obligations as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the balance sheet dates, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value; however, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate and church-related properties. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2009	2008
Commercial	$6,562	$6,334
Church	1,024	983
Non-commercial	384	383

	7,970	7,700
Allowance for credit losses	(32)	(11)

Total	$7,938	$7,689

Maximum loan to value ratio for loans
Issued during the year	75%	76%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Allowance for credit losses, beginning of year	$11	$4	$33
Net additions (reductions)	21	7	(29)

Allowance for credit losses, end of year	$32	$11	$4

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.6 million and $0.1 million during the years ended December 31, 2009, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as of December 31 was as follows:

	2009	2008
Geographic Region
Pacific	26%	25%
South Atlantic	19	18
West North Central	13	13
East North Central	13	13
Mountain	10	9
West South Central	9	9
Mid Atlantic	8	9
Other	2	4

Total	100%	100%

The distribution of Thrivent Financial’s mortgage loan investments among various property types as of December 31 was as follows:

	2009	2008
Property Type
Industrial	31%	32%
Office	20	19
Retail	20	19
Church	13	14
Apartments	5	5
Hotels/Motels	3	3
Other	8	8

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indexes.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2009, 2008 and 2007, $5 million, $8 million and $14 million, respectively, was received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair values and are included in other assets on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
December 31, 2009	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Credit default swaps	$2	$22	$—	Realized gains and losses
Futures	147	149	(34)	Realized gains and losses
Options on convertible bonds and preferred stocks	263	607	103	Realized gains and losses

Total Assets	$412	$778	$69

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$1	$300	$—	Realized gains and losses
Foreign currency swaps	(15)	102	—	Net investment income

Total Liabilities	$(14)	402	—

	Assets
December 31, 2008	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Foreign currency swaps	$10	$104	$—	Net investment income
Credit default swaps	4	10	7	Realized gains and losses
Futures	149	148	39	Realized gains and losses
Options on convertible bonds and preferred stocks	219	588	(146)	Realized gains and losses

Total	$382	$850	$(100)

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$—	$—	$4	Realized gains and losses

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2009	2008	2007
Fixed maturity securities, available for sale	$1,712	$1,603	$1,616
Equity securities	33	57	71
Mortgage loans	489	498	489
Contract loans	88	87	87
Other invested assets	(45)	112	163

	2,277	2,357	2,426
Investment expenses	34	29	42

Net investment income	$2,243	$2,328	$2,384

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$254	$176	$236
Gross losses	(93)	(259)	(200)
Equity securities:
Gross gains	193	101	150
Gross losses	(234)	(310)	(69)
Other	(40)	105	9

	80	(187)	126
Fixed maturity securities, trading	(85)	68	5

Provisions for losses:
Fixed maturity securities, available for sale – credit related losses	(100)	(259)	(41)
Equity securities	(21)	(35)	(2)
Mortgage loans and other invested assets	(60)	(71)	27

	(181)	(365)	(16)

Realized investment (losses) gains, net	$(186)	$(484)	$115

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

During 2009, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $92 million. Based on cash flow analysis of the impaired securities, it was estimated that $50 million of the impairment was credit related and $42 million was related to other factors. The credit related portion of the impairment was recognized as a realized investment loss in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income. Subsequent to these impairments, there have been no adjustments of the impaired values nor have any of the impaired securities been sold.

During 2008, Thrivent Financial purchased from its affiliated family of mutual funds securities at amortized cost of $23 million. Thrivent Financial subsequently recorded an other-than-temporary impairment of $19 million related to these securities.

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $5.4 billion, $4.9 billion and $8.7 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) as of December 31 are shown below (in millions):

	2009	2008
Unrealized investment gains (losses)	$701	$(3,317)
Unrealized investment losses on previously impaired structured securities	(48)	—
Deferred acquisition costs adjustment	(57)	539
Deferred income taxes adjustment	(4)	19
Pension liability adjustment	(295)	(273)

Total	$297	$(3,032)

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Unrealized investment gains and losses arising during the period on securities available for sale	$3,971	$(3,966)	$(120)
Reclassification adjustment for realized gains and losses included in net income	(1)	586	(74)
Change in deferred acquisition costs due to unrealized investment gains and losses	(596)	520	14
Change in deferred income taxes due to unrealized investment gains and losses	(23)	18	(1)
Minimum pension liability adjustment	—	—	(52)
Pension liability adjustment	(22)	(221)	—

Total other comprehensive income (loss)	$3,329	$(3,063)	$(233)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Balance at beginning of year	$2,002	$2,133	$2,165
Capitalization of acquisition costs	261	227	211
Acquisition costs amortized	(195)	(358)	(243)

	2,068	2,002	2,133
Adjustment for unrealized investment gains and losses	(57)	539	19

Balance at end of year	$2,011	$2,541	$2,152

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2009	2008
Buildings	$152	$151
Furniture and equipment	323	276
Other	17	21

	492	448
Accumulated depreciation	(333)	(281)

Property and equipment, net	$159	$167

Depreciation expense for the years ended December 31, 2009, 2008 and 2007, was $53 million, $43 million and $39 million, respectively.

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2009	2008	2007
Net balance at January 1	$511	$472	$435
Incurred related to:
Current year	237	214	204
Prior years	59	29	28

	296	243	232

Paid related to:
Current year	61	62	64
Prior years	159	142	131

	220	204	195

Net balance at December 31	$587	$511	$472

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Direct premiums	$1,460	$1,407	$1,363
Reinsurance ceded	(56)	(52)	(46)

Net premiums	$1,404	$1,355	$1,317

Direct contract charges	$1,339	$1,302	$1,236
Reinsurance ceded	(27)	(32)	(18)

Net contract charges	$1,312	$1,270	$1,218

Reinsurance recoveries	$7	$7	$7

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2009 and 2008, were $165 million and $139 million, respectively.

Four reinsurance companies account for approximately 96% of the reinsurance recoverable at December 31, 2009. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available, or are estimated using values obtained from independent pricing services which utilize market standard methodologies based on market observable inputs. Fair values for private placement debt securities are determined using internal valuation methodologies that rely primarily on assumptions from similar public debt securities.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

The fair value for short-term investments carried at fair value is based on quoted daily net asset value of the invested funds.

Other Investments

Other investments primarily include derivatives and private equity investments. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market based approaches where possible.

Separate Account Assets

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments carried at fair value as of December 31 were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$5,441	$—	$5,441
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	936	18	—	954
Securities issued by foreign governments	—	119	—	119
Corporate debt securities	—	16,737	4,300	21,037
Residential mortgage-backed securities	—	1,404	7	1,411
Commercial mortgage-backed securities	—	1,559	4	1,563
Collateralized debt obligations		—	19	19
Other debt obligations	—	1,227	138	1,365
Equity securities:
Large-cap	322	—	—	322
Mid-cap	108	—	—	108
International	—	85	—	85
REITs	135	—	—	135
Preferred stocks	—	97	—	97
Other	99	151	2	252
Short-term investments	—	221	—	221
Other investments	—	266	1,291	1,557
Assets held in separate accounts	—	11,717	—	11,717

Total	$1,600	$39,042	$5,761	$46,403

Fair Value at December 31, 2008:
Fixed maturity securities	$849	$20,790	$3,933	$25,572
Equity securities	802	167	1	970
Short-term investments	—	1,049	—	1,049
Other investments	4	219	1,205	1,428
Assets held in separate accounts	—	9,282	—	9,282

Total	$1,655	$31,507	$5,139	$38,301

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

For those financial instruments carried on the consolidated balance sheet at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31 (in millions):

	Balance, January 1, 2009	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2009
Corporate debt securities	$3,755	$—	$674	$(129)	$—	$4,300
Residential mortgage-backed securities	16	(3)	(6)	—	—	7
Commercial mortgage-backed securities	3	—	1	—	—	4
Collateralized debt obligations	20	(19)	20	(2)	—	19
Other debt obligations	139	—	20	(21)	—	138
Other equity securities	1	—	—	2	(1)	2
Other investments	1,205	(97)	(24)	207	—	1,291

Total	$5,139	$(119)	$685	$57	$(1)	$5,761

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2009
Other investments						$(27)

Total						$(27)

	Balance, January 1, 2008	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2008
Corporate debt securities	$4,353	$(69)	$(478)	$127	$—	$3,933
Other equity securities	11	(18)	1	7	—	1
Other investments	750	92	5	358	—	1,205

Total	$5,114	$5	$(472)	$492	$—	$5,139

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2008
Other investments						$106

Total						$106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Other Investments

Other investments not carried at fair value include primarily investments in real estate and real estate joint ventures. The fair values are valued primarily using various market valuation techniques.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for short-term investments not carried at fair value approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate account liabilities, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for deposit type liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Mortgage loans	$7,938	$7,515	$7,689	$7,409
Contract loans	1,263	1,263	1,241	1,241
Short-term investments	377	377	370	370
Other investments	77	112	60	94
Cash and cash equivalents	1,452	1,452	1,130	1,130
Financial Liabilities:
Policyholder account balances	13,640	13,542	12,475	12,700
Separate account liabilities	11,717	11,717	9,282	9,282
Other	479	474	479	480

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 8. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2009	2008	2007	2009	2008	2007
Service cost	$16	$16	$16	$3	$3	$3
Interest cost	42	39	36	8	7	6
Expected return on plan assets	(52)	(52)	(49)	—	—	—
Amortization of prior service cost	—	(1)	(1)	(1)	(1)	(1)
Other	—	—	1	2	1	1

Periodic cost	$6	$2	$3	$12	$10	$9

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2009	2008	2009	2008
Change in projected benefit obligation:
Benefit obligation, beginning of year	$637	$638	$125	$115
Service cost	16	16	3	3
Interest cost	42	39	8	7
Actuarial loss (gain)	67	(25)	11	7
Benefits paid	(32)	(31)	(8)	(7)

Benefit obligation, end of year	730	637	139	125

Change in plan assets:
Fair value of plan assets, beginning of year	429	648	—	—
Actual return on plan assets	107	(188)	—	—
Employer contribution	45	—	8	7
Benefits paid	(32)	(31)	(8)	(7)

Fair value of plan assets, end of year	549	429	—	—

Funded status	$(181)	$(208)	$(139)	$(125)

Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(4)	$(5)	$(3)	$(4)
Net loss	250	239	52	43

Total recognized	$246	$234	$49	$39

Accumulated benefit obligation	$676	$584	$139	$125

As of December 31, 2009 and 2008, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2009	2008	2009	2008
Weighted average assumptions at end of year:
Discount rate	5.95%	6.85%	5.95%	6.85%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.45	4.35	n/a	n/a

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2010, trending down to 5% in 2019. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

2009 total service and interest cost by $1 million and the postretirement health care benefit obligation by $14 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2010 — $44 million; 2011 — $46 million; 2012 — $49 million; 2013 — $51 million; 2014 — $53 million; and 2015 to 2019 — $307 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$52	$—	$52
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	32	—	—	32
Corporate debt securities	—	37	—	37
Residential mortgage-backed securities	—	14	—	14
Commercial mortgage-backed securities	—	14	—	14
Other debt obligations	—	7	—	7
Equity securities:
Large-cap	223	—	—	223
International	—	86	—	86
REITs	46	—	—	46
Preferred stocks	—	2	—	2
Other	39	—	—	39
Short-term investments	1	—	—	1
Cash and cash equivalents	—	41	—	41

Total	$341	$253	$—	$594

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The fair value of defined benefit plan assets as presented in the table above does not include net payables for securities sold and other accrued assets and liabilities in the amount of $45 million.

The minimum pension contribution required for 2010 under ERISA guidelines will be determined in the first quarter of 2010.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2009, 2008 and 2007, Thrivent Financial contributed $26 million, $24 million and $21 million, respectively, to these plans.

As of December 31, 2009 and 2008, $113 million and $115 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 9. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2009, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $123 million and $150 million as of December 31, 2009 and 2008, respectively. Commitments to purchase other invested assets were $1,852 million and $1,502 million as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Other Matters, continued

Commitments and Contingent Liabilities, continued

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $9 million and $13 million for the years ended December 31, 2009, 2008 and 2007, respectively. Future minimum aggregate rental commitments as of December 31, 2009, for operating leases were as follows: 2010 — $5 million; 2011 — $4 million; 2012 — $3 million; 2013 — $1 million; and 2014 — $0.3 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $37 million of long-term debt. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 10. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, for Thrivent Financial is as follows (in millions):

	2009	2008
Admitted assets	$54,372	$49,470

Liabilities	$50,245	$45,535
Surplus	4,127	3,935

Total liabilities and surplus	$54,372	$49,470

	2009	2008	2007
Gain from operations before net realized capital gains and losses	$275	$102	$348
Net realized capital (losses) gains	(293)	(417)	43

Net (loss) income	(18)	(315)	391
Total other changes	210	(184)	(74)

Net change in unassigned surplus	$192	$(499)	$317

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Insurance Account A (the Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Insurance Account A at December 31, 2009, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 19, 2010

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$7,817,094	$20,699,112	$14,777,866	$3,225,901

Total Assets	7,817,094	20,699,112	14,777,866	3,225,901

Total Liabilities	—	—	—	—

Net Assets	$7,817,094	$20,699,112	$14,777,866	$3,225,901

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$7,817,094	$20,699,112	$14,777,866	$3,225,901

Net Assets	$7,817,094	$20,699,112	$14,777,866	$3,225,901

Accumulation units outstanding	801,748	2,064,365	1,422,391	300,617
Unit value (accumulation)	$9.75	$10.03	$10.39	$10.73

Series funds, at cost	$8,735,566	$22,991,304	$15,397,221	$3,185,107
Series funds shares owned	733,056	1,931,500	1,365,653	295,699

As of December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Assets:
Series funds, at fair value	$32,056	$72,705	$122,742	$78,615

Total Assets	32,056	72,705	122,742	78,615

Total Liabilities	—	—	—	—

Net Assets	$32,056	$72,705	$122,742	$78,615

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$32,056	$72,705	$122,742	$78,615

Net Assets	$32,056	$72,705	$122,742	$78,615

Accumulation units outstanding	3,162	6,625	15,051	8,057
Unit value (accumulation)	$10.14	$10.97	$8.16	$9.76

Series funds, at cost	$38,040	$61,550	$111,798	$62,299
Series funds shares owned	5,633	6,565	14,919	8,087

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Assets:
Series funds, at fair value	$342,483	$52,103	$53,877	$345,384

Total Assets	342,483	52,103	53,877	345,384

Total Liabilities	—	—	—	—

Net Assets	$342,483	$52,103	$53,877	$345,384

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$342,483	$52,103	$53,877	$345,384

Net Assets	$342,483	$52,103	$53,877	$345,384

Accumulation units outstanding	45,541	6,672	5,948	33,293
Unit value (accumulation)	$7.52	$7.81	$9.06	$10.37

Series funds, at cost	$519,368	$52,537	$58,796	$359,964
Series funds shares owned	29,353	6,713	5,374	22,163

As of December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Assets:
Series funds, at fair value	$244,527	$181,014	$70,190	$28,610,917

Total Assets	244,527	181,014	70,190	28,610,917

Total Liabilities	—	—	—	—

Net Assets	$244,527	$181,014	$70,190	$28,610,917

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$244,527	$181,014	$70,190	$28,610,917

Net Assets	$244,527	$181,014	$70,190	$28,610,917

Accumulation units outstanding	28,560	19,347	6,238	1,403,115
Unit value (accumulation)	$8.56	$9.36	$11.25	$20.39

Series funds, at cost	$323,866	$282,750	$83,608	$27,556,864
Series funds shares owned	24,144	17,132	8,323	1,984,581

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Assets:
Series funds, at fair value	$253,255	$391,749	$262,796	$489,844

Total Assets	253,255	391,749	262,796	489,844

Total Liabilities	—	—	—	—

Net Assets	$253,255	$391,749	$262,796	$489,844

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$253,255	$391,749	$262,796	$489,844

Net Assets	$253,255	$391,749	$262,796	$489,844

Accumulation units outstanding	26,330	41,034	26,187	61,697
Unit value (accumulation)	$9.62	$9.55	$10.04	$7.94

Series funds, at cost	$292,662	$478,459	$348,559	$552,300
Series funds shares owned	23,416	39,978	25,345	62,519

As of December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Assets:
Series funds, at fair value	$14,371,488	$164	$28,720	$28,464

Total Assets	14,371,488	164	28,720	28,464

Total Liabilities	—	—	—	—

Net Assets	$14,371,488	$164	$28,720	$28,464

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$14,371,488	$164	$28,720	$28,464

Net Assets	$14,371,488	$164	$28,720	$28,464

Accumulation units outstanding	943,028	19	3,612	3,650
Unit value (accumulation)	$15.24	$8.73	$7.95	$7.80
		$8.63

Series funds, at cost	$16,999,105	$149	$23,605	$24,401
Series funds shares owned	1,438,314	19	3,576	3,720

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Assets:
Series funds, at fair value	$376,395	$36,558	$51,826,973	$193,522

Total Assets	376,395	36,558	51,826,973	193,522

Total Liabilities	—	—	—	—

Net Assets	$376,395	$36,558	$51,826,973	$193,522

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$376,395	$36,558	$51,826,973	$193,522

Net Assets	$376,395	$36,558	$51,826,973	$193,522

Accumulation units outstanding	38,977	3,533	897,793	19,228
Unit value (accumulation)	$9.66	$10.35	$57.73	$10.06

Series funds, at cost	$518,438	$49,994	$60,989,959	$234,276
Series funds shares owned	48,701	4,991	3,365,672	19,485

As of December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Assets:
Series funds, at fair value	$602,156	$159,135	$177,794	$26,438

Total Assets	602,156	159,135	177,794	26,438

Total Liabilities	—	—	—	—

Net Assets	$602,156	$159,135	$177,794	$26,438

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$602,156	$159,135	$177,794	$26,438

Net Assets	$602,156	$159,135	$177,794	$26,438

Accumulation units outstanding	66,778	17,234	19,432	3,250
Unit value (accumulation)	$9.02	$9.23	$9.15	$8.13

Series funds, at cost	$755,243	$186,216	$231,783	$26,375
Series funds shares owned	62,405	20,600	11,284	3,343

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Assets:
Series funds, at fair value	$105,203	$19,025,052	$256,122	$20,821

Total Assets	105,203	19,025,052	256,122	20,821

Total Liabilities	—	—	—	—

Net Assets	$105,203	$19,025,052	$256,122	$20,821

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$105,203	$19,025,052	$256,122	$20,821

Net Assets	$105,203	$19,025,052	$256,122	$20,821

Accumulation units outstanding	10,398	452,763	23,617	1,845
Unit value (accumulation)	$10.12	$42.02	$10.85	$11.28
			$10.84	$11.29

Series funds, at cost	$122,407	$26,076,339	$282,143	$20,482
Series funds shares owned	7,830	4,173,076	41,740	2,048

As of December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Assets:
Series funds, at fair value	$11,425,976	$114,433	$475,322	$10,713

Total Assets	11,425,976	114,433	475,322	10,713

Total Liabilities	—	—	—	—

Net Assets	$11,425,976	$114,433	$475,322	$10,713

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$11,425,976	$114,433	$475,322	$10,713

Net Assets	$11,425,976	$114,433	$475,322	$10,713

Accumulation units outstanding	289,850	9,959	42,770	940
Unit value (accumulation)	$39.42	$11.49	$11.11	$11.40

Series funds, at cost	$11,778,446	$112,745	$469,952	$10,509
Series funds shares owned	1,217,265	11,296	49,409	1,113

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Money Market Subaccount
Assets:
Series funds, at fair value	$4,239,617

Total Assets	4,239,617

Total Liabilities	—

Net Assets	$4,239,617

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$4,239,617

Net Assets	$4,239,617

Accumulation units outstanding	1,771,191
Unit value (accumulation)	$2.39

Series funds, at cost	$4,239,617
Series funds shares owned	4,239,617

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations

For the year ended December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$278,752	$821,865	$601,479	$116,060
Mortality & expense risk charges	(37,765)	(100,559)	(73,397)	(16,414)

Net investment income (loss)	240,987	721,306	528,082	99,646

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(221,980)	(444,079)	(227,586)	(43,908)
Capital gain distributions	2,462	—	—	—
Change in unrealized appreciation (depreciation) of investments	1,734,887	4,170,000	2,685,360	512,897

Net gain (loss) on investments	1,515,369	3,725,921	2,457,774	468,989

Net increase (decrease) in net assets resulting from operations	$1,756,356	$4,447,227	$2,985,856	$568,635

For the year ended December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Dividends	$—	$7	$—	$348
Mortality & expense risk charges	(160)	(272)	(439)	(286)

Net investment income (loss)	(160)	(265)	(439)	62

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(6,219)	(592)	(3,322)	6,130
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	18,237	13,375	28,559	22,668

Net gain (loss) on investments	12,018	12,783	25,237	28,798

Net increase (decrease) in net assets resulting from operations	$11,858	$12,518	$24,798	$28,860

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Dividends	$11,389	$—	$33	$2,437
Mortality & expense risk charges	(1,540)	(213)	(244)	(1,661)

Net investment income (loss)	9,849	(213)	(211)	776

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(67,267)	(531)	(7,335)	(30,074)
Capital gain distributions	—	—	—	257
Change in unrealized appreciation (depreciation) of investments	134,214	6,807	20,233	109,481

Net gain (loss) on investments	66,947	6,276	12,898	79,664

Net increase (decrease) in net assets resulting from operations	$76,796	$6,063	$12,687	$80,440

For the year ended December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Dividends	$2,007	$3,182	$1	$4,187
Mortality & expense risk charges	(1,221)	(962)	(351)	(145,501)

Net investment income (loss)	786	2,220	(350)	(141,314)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(11,758)	(24,508)	(3,007)	(630,810)
Capital gain distributions	—	27,788	—	—
Change in unrealized appreciation (depreciation) of investments	51,314	33,522	26,999	10,689,021

Net gain (loss) on investments	39,556	36,802	23,992	10,058,211

Net increase (decrease) in net assets resulting from operations	$40,342	$39,022	$23,642	$9,916,897

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Dividends	$2,202	$1,980	$4,296	$6,255
Mortality & expense risk charges	(1,312)	(2,043)	(1,369)	(2,138)

Net investment income (loss)	890	(63)	2,927	4,117

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(25,483)	(27,639)	(30,652)	(17,316)
Capital gain distributions	—	—	14,498	—
Change in unrealized appreciation (depreciation) of investments	87,891	141,738	87,620	113,455

Net gain (loss) on investments	62,408	114,099	71,466	96,139

Net increase (decrease) in net assets resulting from operations	$63,298	$114,036	$74,393	$100,256

For the year ended December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Dividends	$298,202	$1	$—	$292
Mortality & expense risk charges	(76,012)	—	(74)	(116)

Net investment income (loss)	222,190	1	(74)	176

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(620,138)	1	951	(34)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	3,237,450	15	5,402	6,236

Net gain (loss) on investments	2,617,312	16	6,353	6,202

Net increase (decrease) in net assets resulting from operations	$2,839,502	$17	$6,279	$6,378

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Dividends	$4,321	$183	$343,695	$544
Mortality & expense risk charges	(1,920)	(183)	(266,782)	(1,053)

Net investment income (loss)	2,401	—	76,913	(509)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(32,791)	(1,023)	(2,214,716)	(30,498)
Capital gain distributions	—	3,544	—	—
Change in unrealized appreciation (depreciation) of investments	112,591	7,759	17,548,263	94,845

Net gain (loss) on investments	79,800	10,280	15,333,547	64,347

Net increase (decrease) in net assets resulting from operations	$82,201	$10,280	$15,410,460	$63,838

For the year ended December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Dividends	$9,906	$1,372	$5,519	$411
Mortality & expense risk charges	(3,131)	(779)	(1,103)	(117)

Net investment income (loss)	6,775	593	4,416	294

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(46,762)	(9,724)	(71,666)	(286)
Capital gain distributions	—	—	10,089	—
Change in unrealized appreciation (depreciation) of investments	144,348	42,832	90,986	3,738

Net gain (loss) on investments	97,586	33,108	29,409	3,452

Net increase (decrease) in net assets resulting from operations	$104,361	$33,701	$33,825	$3,746

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Dividends	$3,924	$1,547,113	$17,778	$623
Mortality & expense risk charges	(531)	(101,686)	(1,378)	(109)

Net investment income (loss)	3,393	1,445,427	16,400	514

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(2,982)	(1,120,052)	(18,804)	39
Capital gain distributions	1,409	—	—	1,075
Change in unrealized appreciation (depreciation) of investments	16,305	5,615,893	66,942	294

Net gain (loss) on investments	14,732	4,495,841	48,138	1,408

Net increase (decrease) in net assets resulting from operations	$18,125	$5,941,268	$64,538	$1,922

For the year ended December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Dividends	$629,294	$4,658	$16,502	$377
Mortality & expense risk charges	(65,520)	(703)	(2,393)	(64)

Net investment income (loss)	563,774	3,955	14,109	313

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(219,459)	(1,243)	(3,761)	(708)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	1,695,768	6,173	39,420	1,460

Net gain (loss) on investments	1,476,309	4,930	35,659	752

Net increase (decrease) in net assets resulting from operations	$2,040,083	$8,885	$49,768	$1,065

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Money Market Subaccount
Dividends	$19,941
Mortality & expense risk charges	(27,165)

Net investment income (loss)	(7,224)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	—
Capital gain distributions	—
Change in unrealized appreciation (depreciation) of investments	—

Net gain (loss) on investments	—

Net increase (decrease) in net assets resulting from operations	$(7,224)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$240,987	$61,946	$721,306	$258,883
Net realized gains (loss) on investments	(219,518)	104,116	(444,079)	210,143
Change in net unrealized appreciation (depreciation) on investments	1,734,887	(3,147,586)	4,170,000	(7,632,869)

Net Change in Net Assets from Operations	1,756,356	(2,981,524)	4,447,227	(7,163,843)

Unit Transactions:
Proceeds from units issued	728,710	639,508	1,458,440	1,337,524
Death benefits	—	—	(57,614)	(13,524)
Surrenders and terminations	(223,035)	(200,438)	(455,758)	(495,108)
Cost of insurance and administrative charges	(294,731)	(267,881)	(971,667)	(896,079)
Policy loans	(932)	(32,631)	(62,673)	75,427
Transfers between subaccounts	419,009	1,301,088	1,509,709	3,105,287

Net Change in Net Assets from Unit Transactions	629,021	1,439,646	1,420,437	3,113,527

Net Change in Net Assets	2,385,377	(1,541,878)	5,867,664	(4,050,316)

Net Assets Beginning of Period	5,431,717	6,973,595	14,831,448	18,881,764

Net Assets End of Period	$7,817,094	$5,431,717	$20,699,112	$14,831,448

	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$528,082	$187,899	$99,646	$41,616
Net realized gains (loss) on investments	(227,586)	94,950	(43,908)	7,653
Change in net unrealized appreciation (depreciation) on investments	2,685,360	(3,758,035)	512,897	(520,970)

Net Change in Net Assets from Operations	2,985,856	(3,475,186)	568,635	(471,701)

Unit Transactions:
Proceeds from units issued	942,846	608,450	142,990	182,850
Death benefits	(76,811)	(12,105)	—	—
Surrenders and terminations	(646,848)	(591,847)	(277,999)	(173,402)
Cost of insurance and administrative charges	(734,501)	(566,786)	(170,932)	(101,791)
Policy loans	40,402	(15,053)	9,318	(8,097)
Transfers between subaccounts	1,783,763	4,207,795	664,532	1,114,030

Net Change in Net Assets from Unit Transactions	1,308,851	3,630,454	367,909	1,013,590

Net Change in Net Assets	4,294,707	155,268	936,544	541,889

Net Assets Beginning of Period	10,483,159	10,327,891	2,289,357	1,747,468

Net Assets End of Period	$14,777,866	$10,483,159	$3,225,901	$2,289,357

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Technology Subaccount		Partner Healthcare Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(160)	$(220)	$(265)	$(45)
Net realized gains (loss) on investments	(6,219)	2,762	(592)	(26)
Change in net unrealized appreciation (depreciation) on investments	18,237	(24,512)	13,375	(2,221)

Net Change in Net Assets from Operations	11,858	(21,970)	12,518	(2,292)

Unit Transactions:
Proceeds from units issued	2,105	2,061	5,481	1,452
Death benefits	—	—	—	—
Surrenders and terminations	—	—	(217)	—
Cost of insurance and administrative charges	(2,532)	(3,385)	(2,287)	(722)
Policy loans	474	(1,563)	95	20
Transfers between subaccounts	(4,346)	6,586	35,332	23,325

Net Change in Net Assets from Unit Transactions	(4,299)	3,699	38,404	24,075

Net Change in Net Assets	7,559	(18,271)	50,922	21,783

Net Assets Beginning of Period	24,497	42,768	21,783	—

Net Assets End of Period	$32,056	$24,497	$72,705	$21,783

	Partner Natural Resources Subaccount		Partner Emerging Markets Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(439)	$(54)	$62	$63
Net realized gains (loss) on investments	(3,322)	(789)	6,130	(602)
Change in net unrealized appreciation (depreciation) on investments	28,559	(17,614)	22,668	(6,352)

Net Change in Net Assets from Operations	24,798	(18,457)	28,860	(6,891)

Unit Transactions:
Proceeds from units issued	11,154	2,794	6,393	314
Death benefits	—	—	—	—
Surrenders and terminations	(55)	—	—	—
Cost of insurance and administrative charges	(3,878)	(1,054)	(2,042)	(312)
Policy loans	(6)	15	(1,011)	(14)
Transfers between subaccounts	60,923	46,508	35,523	17,795

Net Change in Net Assets from Unit Transactions	68,138	48,263	38,863	17,783

Net Change in Net Assets	92,936	29,806	67,723	10,892

Net Assets Beginning of Period	29,806	—	10,892	—

Net Assets End of Period	$122,742	$29,806	$78,615	$10,892

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Real Estate Securities Subaccount		Partner Utilities Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$9,849	$23,433	$(213)	$277
Net realized gains (loss) on investments	(67,267)	(13,152)	(531)	(134)
Change in net unrealized appreciation (depreciation) on investments	134,214	(172,466)	6,807	(7,242)

Net Change in Net Assets from Operations	76,796	(162,185)	6,063	(7,099)

Unit Transactions:
Proceeds from units issued	38,090	31,998	4,006	1,445
Death benefits	—	—	—	—
Surrenders and terminations	(3,172)	(6,152)	—	—
Cost of insurance and administrative charges	(16,498)	(18,193)	(1,817)	(655)
Policy loans	(1,674)	(862)	(2)	(19)
Transfers between subaccounts	(15,982)	(44,616)	22,146	28,035

Net Change in Net Assets from Unit Transactions	764	(37,825)	24,333	28,806

Net Change in Net Assets	77,560	(200,010)	30,396	21,707

Net Assets Beginning of Period	264,923	464,933	21,707	—

Net Assets End of Period	$342,483	$264,923	$52,103	$21,707

	Partner Small Cap Growth Subaccount		Partner Small Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(211)	$(297)	$776	$2,071
Net realized gains (loss) on investments	(7,335)	(1,226)	(29,817)	21,365
Change in net unrealized appreciation (depreciation) on investments	20,233	(25,843)	109,481	(113,332)

Net Change in Net Assets from Operations	12,687	(27,366)	80,440	(89,896)

Unit Transactions:
Proceeds from units issued	3,673	4,139	36,113	20,580
Death benefits	—	—	(10,666)	—
Surrenders and terminations	(732)	(386)	(1,645)	(6,123)
Cost of insurance and administrative charges	(2,807)	(2,909)	(15,242)	(13,994)
Policy loans	(3,549)	604	(1,981)	706
Transfers between subaccounts	11,485	(10,789)	18,426	90,366

Net Change in Net Assets from Unit Transactions	8,070	(9,341)	25,005	91,535

Net Change in Net Assets	20,757	(36,707)	105,445	1,639

Net Assets Beginning of Period	33,120	69,827	239,939	238,300

Net Assets End of Period	$53,877	$33,120	$345,384	$239,939

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Small Cap Stock Subaccount		Small Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$786	$1,349	$2,220	$1,268
Net realized gains (loss) on investments	(11,758)	16,034	3,280	32,914
Change in net unrealized appreciation (depreciation) on investments	51,314	(135,418)	33,522	(109,626)

Net Change in Net Assets from Operations	40,342	(118,035)	39,022	(75,444)

Unit Transactions:
Proceeds from units issued	16,645	16,200	12,123	14,791
Death benefits	(1,016)	—	(15,057)	—
Surrenders and terminations	(507)	(1,987)	14,361	(6,538)
Cost of insurance and administrative charges	(12,589)	(11,924)	(7,084)	(8,136)
Policy loans	1,164	(482)	84	(1,647)
Transfers between subaccounts	11,962	60,845	(24,979)	2,178

Net Change in Net Assets from Unit Transactions	15,659	62,652	(20,552)	648

Net Change in Net Assets	56,001	(55,383)	18,470	(74,796)

Net Assets Beginning of Period	188,526	243,909	162,544	237,340

Net Assets End of Period	$244,527	$188,526	$181,014	$162,544

	Mid Cap Growth II Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(350)	$(164)	$(141,314)	$170,964
Net realized gains (loss) on investments	(3,007)	9,006	(630,810)	6,539,946
Change in net unrealized appreciation (depreciation) on investments	26,999	(41,213)	10,689,021	(22,116,876)

Net Change in Net Assets from Operations	23,642	(32,371)	9,916,897	(15,405,966)

Unit Transactions:
Proceeds from units issued	4,855	5,033	2,403,588	2,857,814
Death benefits	—	—	(148,904)	(115,962)
Surrenders and terminations	(395)	(4,107)	(1,229,416)	(1,344,994)
Cost of insurance and administrative charges	(3,201)	(2,531)	(1,625,226)	(1,766,069)
Policy loans	—	—	(51,006)	(121,987)
Transfers between subaccounts	(2,405)	28,015	(1,544,544)	(2,822,383)

Net Change in Net Assets from Unit Transactions	(1,146)	26,410	(2,195,508)	(3,313,581)

Net Change in Net Assets	22,496	(5,961)	7,721,389	(18,719,547)

Net Assets Beginning of Period	47,694	53,655	20,889,528	39,609,075

Net Assets End of Period	$70,190	$47,694	$28,610,917	$20,889,528

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Mid Cap Value Subaccount		Mid Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$890	$2,734	$(63)	$2,554
Net realized gains (loss) on investments	(25,483)	5,395	(27,639)	9,654
Change in net unrealized appreciation (depreciation) on investments	87,891	(125,070)	141,738	(217,464)

Net Change in Net Assets from Operations	63,298	(116,941)	114,036	(205,256)

Unit Transactions:
Proceeds from units issued	9,913	16,118	30,371	27,070
Death benefits	(10,869)	—	(1,063)	—
Surrenders and terminations	8,841	(16,560)	(4,645)	(10,599)
Cost of insurance and administrative charges	(11,401)	(13,657)	(23,005)	(20,411)
Policy loans	(2,546)	336	(2,254)	(269)
Transfers between subaccounts	(16,849)	(22,316)	(5,902)	39,591

Net Change in Net Assets from Unit Transactions	(22,911)	(36,079)	(6,498)	35,382

Net Change in Net Assets	40,387	(153,020)	107,538	(169,874)

Net Assets Beginning of Period	212,868	365,888	284,211	454,085

Net Assets End of Period	$253,255	$212,868	$391,749	$284,211

	Mid Cap Index Subaccount		Partner Worldwide Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$2,927	$2,468	$4,117	$1,855
Net realized gains (loss) on investments	(16,154)	30,731	(17,316)	(6,459)
Change in net unrealized appreciation (depreciation) on investments	87,620	(162,359)	113,455	(175,911)

Net Change in Net Assets from Operations	74,393	(129,160)	100,256	(180,515)

Unit Transactions:
Proceeds from units issued	9,749	11,491	39,442	22,048
Death benefits	(15,164)	—	(4,118)	—
Surrenders and terminations	14,391	—	(1,831)	—
Cost of insurance and administrative charges	(10,739)	(11,765)	(21,344)	(11,533)
Policy loans	317	149	(306)	(7)
Transfers between subaccounts	(31,471)	(3,067)	74,752	473,000

Net Change in Net Assets from Unit Transactions	(32,917)	(3,192)	86,595	483,508

Net Change in Net Assets	41,476	(132,352)	186,851	302,993

Net Assets Beginning of Period	221,320	353,672	302,993	—

Net Assets End of Period	$262,796	$221,320	$489,844	$302,993

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner International Stock Subaccount		Partner Socially Responsible Stock Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$222,190	$827,370	$1	$—
Net realized gains (loss) on investments	(620,138)	3,056,122	1	—
Change in net unrealized appreciation (depreciation) ) on investments	3,237,450	(13,247,509)	15	—

Net Change in Net Assets from Operations	2,839,502	(9,364,017)	17	—

Unit Transactions:
Proceeds from units issued	1,272,897	1,622,609	85	1
Death benefits	(148,382)	(98,882)	—	—
Surrenders and terminations	(473,923)	(807,434)	—	—
Cost of insurance and administrative charges	(827,967)	(1,032,245)	(21)	—
Policy loans	(2,001)	(85,264)	—	—
Transfers between subaccounts	(938,666)	(1,805,762)	82	—

Net Change in Net Assets from Unit Transactions	(1,118,042)	(2,206,978)	146	1

Net Change in Net Assets	1,721,460	(11,570,995)	163	1

Net Assets Beginning of Period	12,650,028	24,221,023	1	—

Net Assets End of Period	$14,371,488	$12,650,028	$164	$1

	Partner All Cap Growth Subaccount		Partner All Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(74)	$(5)	$176	$213
Net realized gains (loss) on investments	951	(9)	(34)	(66)
Change in net unrealized appreciation (depreciation) on investments	5,402	(288)	6,236	(2,174)

Net Change in Net Assets from Operations	6,279	(302)	6,378	(2,027)

Unit Transactions:
Proceeds from units issued	1,037	—	4,373	654
Death benefits	—	—	—	—
Surrenders and terminations	—	—	—	—
Cost of insurance and administrative charges	(382)	(34)	(2,248)	(357)
Policy loans	9	(14)	(19)	(44)
Transfers between subaccounts	17,494	4,633	7,909	13,845

Net Change in Net Assets from Unit Transactions	18,158	4,585	10,015	14,098

Net Change in Net Assets	24,437	4,283	16,393	12,071

Net Assets Beginning of Period	4,283	—	12,071	—

Net Assets End of Period	$28,720	$4,283	$28,464	$12,071

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner All Cap Subaccount		Large Cap Growth II Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$2,401	$635	$—	$22
Net realized gains (loss) on investments	(32,791)	69,219	2,521	4,970
Change in net unrealized appreciation (depreciation) on investments	112,591	(284,697)	7,759	(23,086)

Net Change in Net Assets from Operations	82,201	(214,843)	10,280	(18,094)

Unit Transactions:
Proceeds from units issued	27,728	23,916	979	862
Death benefits	(1,230)	—	—	—
Surrenders and terminations	61	(7,837)	—	—
Cost of insurance and administrative charges	(13,523)	(14,321)	(1,571)	(1,293)
Policy loans	380	(2,893)	(2)	259
Transfers between subaccounts	(17,673)	124,250	—	1,309

Net Change in Net Assets from Unit Transactions	(4,257)	123,115	(594)	1,137

Net Change in Net Assets	77,944	(91,728)	9,686	(16,957)

Net Assets Beginning of Period	298,451	390,179	26,872	43,829

Net Assets End of Period	$376,395	$298,451	$36,558	$26,872

	Large Cap Growth Subaccount		Partner Growth Stock Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$76,913	$341,149	$(509)	$533
Net realized gains (loss) on investments	(2,214,716)	(1,343,339)	(30,498)	16,876
Change in net unrealized appreciation (depreciation) on investments	17,548,263	(29,729,174)	94,845	(142,384)

Net Change in Net Assets from Operations	15,410,460	(30,731,364)	63,838	(124,975)

Unit Transactions:
Proceeds from units issued	4,875,447	5,780,640	13,188	11,985
Death benefits	(400,974)	(277,073)	(1,245)	—
Surrenders and terminations	(1,866,202)	(2,810,946)	201	(8,219)
Cost of insurance and administrative charges	(3,129,372)	(3,540,256)	(10,009)	(9,491)
Policy loans	(45,862)	(188,283)	(1,656)	(469)
Transfers between subaccounts	(2,997,863)	(5,252,377)	(32,963)	(7,865)

Net Change in Net Assets from Unit Transactions	(3,564,826)	(6,288,295)	(32,484)	(14,059)

Net Change in Net Assets	11,845,634	(37,019,659)	31,354	(139,034)

Net Assets Beginning of Period	39,981,339	77,000,998	162,168	301,202

Net Assets End of Period	$51,826,973	$39,981,339	$193,522	$162,168

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Large Cap Value Subaccount		Large Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$6,775	$22,064	$593	$3,980
Net realized gains (loss) on investments	(46,762)	(923)	(9,724)	(1,212)
Change in net unrealized appreciation (depreciation) on investments	144,348	(295,413)	42,832	(78,679)

Net Change in Net Assets from Operations	104,361	(274,272)	33,701	(75,911)

Unit Transactions:
Proceeds from units issued	47,313	47,116	18,247	16,113
Death benefits	(11,038)	—	—	—
Surrenders and terminations	1,018	(7,922)	(272)	(1,007)
Cost of insurance and administrative charges	(30,739)	(29,835)	(10,055)	(10,186)
Policy loans	(1,167)	(5,611)	(977)	664
Transfers between subaccounts	(21,957)	(31,800)	6,454	(12,711)

Net Change in Net Assets from Unit Transactions	(16,570)	(28,052)	13,397	(7,127)

Net Change in Net Assets	87,791	(302,324)	47,098	(83,038)

Net Assets Beginning of Period	514,365	816,689	112,037	195,075

Net Assets End of Period	$602,156	$514,365	$159,135	$112,037

	Large Cap Index Subaccount		Equity Income Plus Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$4,416	$4,716	$294	$318
Net realized gains (loss) on investments	(61,577)	20,363	(286)	(115)
Change in net unrealized appreciation (depreciation) on investments	90,986	(145,232)	3,738	(3,676)

Net Change in Net Assets from Operations	33,825	(120,153)	3,746	(3,473)

Unit Transactions:
Proceeds from units issued	16,418	21,398	1,021	98
Death benefits	(28,419)	—	—	—
Surrenders and terminations	26,856	(951)	(154)	—
Cost of insurance and administrative charges	(12,127)	(14,113)	(1,400)	(673)
Policy loans	322	(1,964)	—	—
Transfers between subaccounts	(58,289)	(8,465)	6,402	20,871

Net Change in Net Assets from Unit Transactions	(55,239)	(4,095)	5,869	20,296

Net Change in Net Assets	(21,414)	(124,248)	9,615	16,823

Net Assets Beginning of Period	199,208	323,456	16,823	—

Net Assets End of Period	$177,794	$199,208	$26,438	$16,823

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Balanced Subaccount		High Yield Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$3,393	$3,064	$1,445,427	$1,542,423
Net realized gains (loss) on investments	(1,573)	2,530	(1,120,052)	(1,393,162)
Change in net unrealized appreciation (depreciation) on investments	16,305	(34,147)	5,615,893	(4,304,031)

Net Change in Net Assets from Operations	18,125	(28,553)	5,941,268	(4,154,770)

Unit Transactions:
Proceeds from units issued	5,664	5,411	1,395,614	1,598,292
Death benefits	(1,515)	—	(266,799)	(156,605)
Surrenders and terminations	1,037	(4,041)	(562,123)	(764,698)
Cost of insurance and administrative charges	(7,483)	(4,804)	(1,208,424)	(1,172,536)
Policy loans	886	341	14,101	(13,916)
Transfers between subaccounts	8,627	9,882	(871,147)	(1,658,675)

Net Change in Net Assets from Unit Transactions	7,216	6,789	(1,498,778)	(2,168,138)

Net Change in Net Assets	25,341	(21,764)	4,442,490	(6,322,908)

Net Assets Beginning of Period	79,862	101,626	14,582,562	20,905,470

Net Assets End of Period	$105,203	$79,862	$19,025,052	$14,582,562

	Diversified Income Plus Subaccount		Partner Socially Responsible Bond Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$16,400	$20,637	$514	$73
Net realized gains (loss) on investments	(18,804)	(17,650)	1,114	(1)
Change in net unrealized appreciation (depreciation) on investments	66,942	(80,841)	294	46

Net Change in Net Assets from Operations	64,538	(77,854)	1,922	118

Unit Transactions:
Proceeds from units issued	23,052	16,825	488	14
Death benefits	—	—	—	—
Surrenders and terminations	(14,578)	(3,817)	(509)	—
Cost of insurance and administrative charges	(34,494)	(38,408)	(1,684)	(45)
Policy loans	(501)	1,300	2	—
Transfers between subaccounts	(4,255)	(59,891)	12,564	7,951

Net Change in Net Assets from Unit Transactions	(30,776)	(83,991)	10,861	7,920

Net Change in Net Assets	33,762	(161,845)	12,783	8,038

Net Assets Beginning of Period	222,360	384,205	8,038	—

Net Assets End of Period	$256,122	$222,360	$20,821	$8,038

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Income Subaccount		Bond Index Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$563,774	$643,897	$3,955	$4,151
Net realized gains (loss) on investments	(219,459)	(190,563)	(1,243)	(376)
Change in net unrealized appreciation (depreciation) on investments	1,695,768	(1,923,251)	6,173	(4,992)

Net Change in Net Assets from Operations	2,040,083	(1,469,917)	8,885	(1,217)

Unit Transactions:
Proceeds from units issued	873,014	1,032,625	9,383	3,108
Death benefits	(278,399)	(126,633)	—	—
Surrenders and terminations	(374,545)	(597,158)	(145)	(1,052)
Cost of insurance and administrative charges	(788,197)	(794,865)	(7,415)	(4,838)
Policy loans	(13,743)	(60,416)	(60)	(15)
Transfers between subaccounts	(781,256)	(1,426,894)	(7,064)	33,349

Net Change in Net Assets from Unit Transactions	(1,363,126)	(1,973,341)	(5,301)	30,552

Net Change in Net Assets	676,957	(3,443,258)	3,584	29,335

Net Assets Beginning of Period	10,749,019	14,192,277	110,849	81,514

Net Assets End of Period	$11,425,976	$10,749,019	$114,433	$110,849

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$14,109	$11,599	$313	$712
Net realized gains (loss) on investments	(3,761)	(1,102)	(708)	(132)
Change in net unrealized appreciation (depreciation) on investments	39,420	(32,188)	1,460	(1,387)

Net Change in Net Assets from Operations	49,768	(21,691)	1,065	(807)

Unit Transactions:
Proceeds from units issued	24,198	9,098	306	351
Death benefits	—	—	—	—
Surrenders and terminations	(467)	(76)	(126)	(55)
Cost of insurance and administrative charges	(23,554)	(7,102)	(589)	(2,617)
Policy loans	354	(263)	105	(165)
Transfers between subaccounts	135,991	32,311	(3,578)	(8,327)

Net Change in Net Assets from Unit Transactions	136,522	33,968	(3,882)	(10,813)

Net Change in Net Assets	186,290	12,277	(2,817)	(11,620)

Net Assets Beginning of Period	289,032	276,755	13,530	25,150

Net Assets End of Period	$475,322	$289,032	$10,713	$13,530

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets, continued

	Money Market Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(7,224)	$100,835
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	(7,224)	100,835

Unit Transactions:
Proceeds from units issued	616,880	553,010
Death benefits	(83,079)	(16,440)
Surrenders and terminations	(923,644)	(747,355)
Cost of insurance and administrative charges	(426,718)	(384,598)
Policy loans	(158,042)	(40,038)
Transfers between subaccounts	572,554	1,239,278

Net Change in Net Assets from Unit Transactions	(402,049)	603,857

Net Change in Net Assets	(409,273)	704,692

Net Assets Beginning of Period	4,648,890	3,944,198

Net Assets End of Period	$4,239,617	$4,648,890

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements

December 31, 2009

(1) Organization

The Thrivent Variable Insurance Account A (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 41 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (c)	Thrivent Series Fund, Inc. — Aggressive Allocation1 Portfolio
Moderately Aggressive Allocation (c)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (c)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (c)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a, c)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities (c)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (a)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth (c)	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (c)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock (c)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index (c)	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II (c)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (d)
Partner Mid Cap Value (c)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock (c)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index (c)	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap (c)	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II (c)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock (c)	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value (c)	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (c)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index (c)	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced (c)	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (c, e)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(1) Organization, continued

Subaccount	Series
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index (c)	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond (c)	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (c)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008
(c)	Since inception, August 7, 2006
(d)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc. — Mid Cap Growth Portfolio as of April 30, 2004.
(e)	Formerly known as High Yield II, name change effective June 30, 2006

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

(2) Significant Accounting Policies

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(2) Significant Accounting Policies, continued

Fair Value of Financial Instruments

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this standard fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the provisions of this standard as of January 1, 2008, and the adoption did not have a significant impact on their statements.

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1: Fair value based on quoted prices for identical assets in active markets that are accessible.

Level 2: Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.

Level 3: Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial less deductions for sales distribution expenses of 5% of the gross contract premium.

A monthly charge is deducted from the cash value of the contract by Thrivent Financial for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.

A transfer fee of $20 is deducted upon each transfer in excess of 12 per contract year for Variable Universal Life contracts only.

There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(3) Expense Charges, continued

A charge is deducted from the cash value of the contract to compensate Thrivent Financial for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount. The charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease is zero after fifteen years. This charge deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2009, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

3) Expense Charges, continued

Subaccount	% of Average Net Assets
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Partner Technology	Partner Healthcare
Units Outstanding at December 31, 2007	579,381	1,608,492	900,624	156,523	3,372	—
Units Issued	238,742	543,207	563,602	134,441	1,356	2,552
Units Redeemed	(94,785)	(243,257)	(191,551)	(31,117)	(967)	(109)

Units Outstanding at December 31, 2008	723,338	1,908,442	1,272,675	259,847	3,761	2,443
Units Issued	208,391	471,291	392,795	97,753	1,043	5,633
Units Redeemed	(129,981)	(315,368)	(243,079)	(56,983)	(1,642)	(1,451)

Units Outstanding at December 31, 2009	801,748	2,064,365	1,422,391	300,617	3,162	6,625

	Partner Natural Resources	Partner Emerging Markets	Real Estate Securities	Partner Utilities	Partner Small Cap Growth	Partner Small Cap Value
Units Outstanding at December 31, 2007	—	—	49,486	—	5,827	21,564
Units Issued	5,491	2,172	13,081	3,184	1,754	18,175
Units Redeemed	(270)	(234)	(17,366)	(89)	(2,683)	(9,797)

Units Outstanding at December 31, 2008	5,221	1,938	45,201	3,095	4,898	29,942
Units Issued	12,366	11,025	13,770	3,936	3,686	18,678
Units Redeemed	(2,536)	(4,906)	(13,430)	(359)	(2,636)	(15,327)

Units Outstanding at December 31, 2009	15,051	8,057	45,541	6,672	5,948	33,293

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Small Cap Stock	Small Cap Index	Mid Cap Growth II	Mid Cap Growth	Partner Mid Cap Value	Mid Cap Stock
Units Outstanding at December 31, 2007	21,172	21,646	4,030	1,705,568	32,305	38,728
Units Issued	11,910	3,392	2,890	196,361	3,235	12,787
Units Redeemed	(6,733)	(3,401)	(629)	(364,848)	(6,429)	(10,354)

Units Outstanding at December 31, 2008	26,349	21,637	6,291	1,537,081	29,111	41,161
Units Issued	6,865	2,198	1,109	185,400	5,035	9,777
Units Redeemed	(4,654)	(4,488)	(1,162)	(319,366)	(7,816)	(9,904)

Units Outstanding at December 31, 2009	28,560	19,347	6,238	1,403,115	26,330	41,034

	Mid Cap Index	Partner Worldwide Allocation	Partner International Stock	Partner Socially Responsible Stock	Partner All Cap Growth	Partner All Cap Value
Units Outstanding at December 31, 2007	30,325	—	1,154,189	—	—	—
Units Issued	4,592	52,650	131,368	—	814	2,248
Units Redeemed	(4,951)	(2,702)	(255,862)	—	(9)	(75)

Units Outstanding at December 31, 2008	29,966	49,948	1,029,695	—	805	2,173
Units Issued	2,804	19,941	127,147	21	4,834	1,833
Units Redeemed	(6,583)	(8,192)	(213,814)	(2)	(2,027)	(356)

Units Outstanding at December 31, 2009	26,187	61,697	943,028	19	3,612	3,650

	Partner All Cap	Large Cap Growth II	Large Cap Growth	Partner Growth Stock	Large Cap Value	Large Cap Stock
Units Outstanding at December 31, 2007	29,284	3,398	1,080,876	24,498	71,172	16,597
Units Issued	16,444	434	127,756	3,157	22,705	5,032
Units Redeemed	(6,257)	(223)	(235,156)	(4,725)	(25,209)	(6,241)

Units Outstanding at December 31, 2008	39,471	3,609	973,476	22,930	68,668	15,388
Units Issued	8,267	143	122,517	3,773	14,919	6,349
Units Redeemed	(8,761)	(219)	(198,200)	(7,475)	(16,809)	(4,503)

Units Outstanding at December 31, 2009	38,977	3,533	897,793	19,228	66,778	17,234

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Large Cap Index	Equity Income Plus	Balanced	High Yield	Diversified Income Plus	Partner Socially Responsible Bond
Units Outstanding at December 31, 2007	27,719	—	8,935	556,820	35,755	—
Units Issued	7,108	2,483	1,578	55,141	2,548	790
Units Redeemed	(7,514)	(84)	(959)	(116,982)	(11,183)	(4)

Units Outstanding at December 31, 2008	27,313	2,399	9,554	494,979	27,120	786
Units Issued	8,843	1,086	1,950	49,138	6,751	1,264
Units Redeemed	(16,724)	(235)	(1,106)	(91,354)	(10,254)	(205)

Units Outstanding at December 31, 2009	19,432	3,250	10,398	452,763	23,617	1,845

		Income	Bond Index	Limited Maturity Bond	Mortgage Securities	Money Market
Units Outstanding at December 31, 2007		384,708	7,541	26,248	2,342	1,683,448
Units Issued		49,288	4,950	5,943	49	1,064,653
Units Redeemed		(105,236)	(2,089)	(2,710)	(1,057)	(809,204)

Units Outstanding at December 31, 2008		328,760	10,402	29,481	1,334	1,938,897
Units Issued		34,694	4,174	24,761	280	1,041,358
Units Redeemed		(73,604)	(4,617)	(11,472)	(674)	(1,209,064)

Units Outstanding at December 31, 2009		289,850	9,959	42,770	940	1,771,191

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2009 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$1,438,718	$566,248
Moderately Aggressive Allocation	3,311,141	1,169,399
Moderate Allocation	2,970,695	1,133,761
Moderately Conservative Allocation	837,796	370,241
Partner Technology	6,150	10,610
Partner Healthcare	49,256	11,118
Partner Natural Resources	79,359	11,660
Partner Emerging Markets	75,688	36,763
Real Estate Securities	74,052	63,439
Partner Utilities	26,223	2,103
Partner Small Cap Growth	26,323	18,465
Partner Small Cap Value	127,854	101,816
Small Cap Stock	35,868	19,423
Small Cap Index	43,924	34,468
Mid Cap Growth II	6,085	7,582
Mid Cap Growth	649,945	2,986,767
Partner Mid Cap Value	31,646	53,666

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments, continued

Subaccount	Purchases	Sales
Mid Cap Stock	$60,181	$66,743
Mid Cap Index	37,535	53,026
Partner Worldwide Allocation	123,582	32,870
Partner International Stock	647,582	1,543,434
Partner Socially Responsible Stock	166	20
Partner All Cap Growth	29,109	11,025
Partner All Cap Value	11,484	1,293
Partner All Cap	44,979	46,835
Large Cap Growth II	4,747	1,797
Large Cap Growth	1,460,724	4,948,636
Partner Growth Stock	23,476	56,470
Large Cap Value	78,712	88,508
Large Cap Stock	37,103	23,113
Large Cap Index	76,237	116,970
Equity Income Plus	7,690	1,528
Balanced	20,096	8,078
High Yield	1,864,535	1,917,885
Diversified Income Plus	48,293	62,669
Partner Socially Responsible Bond	14,511	2,061
Income	848,920	1,648,272
Bond Index	47,416	48,763
Limited Maturity Bond	259,032	108,401
Mortgage Securities	3,138	6,706
Money Market	1,514,738	1,924,012

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2009, except as indicated in Note 1, follows:

Subaccount	2009	2008	2007	2006	2005
Aggressive Allocation
Units	801,748	723,338	579,381	302,363
Unit value	$9.75	$7.51	$12.04	$11.08
Net assets	$7,817,094	$5,431,717	$6,973,595	$3,348,976
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.42%	1.54%	0.58%	0.00%
Total return (c)	29.84%	(37.61)%	8.67%	10.76%

Moderately Aggressive Allocation
Units	2,064,365	1,908,442	1,608,492	768,708
Unit value	$10.03	$7.77	$11.74	$10.96
Net assets	$20,699,112	$14,831,448	$18,881,764	$8,425,573
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.90%	2.05%	0.82%	0.00%
Total return (c)	29.02%	(33.80)%	7.10%	9.61%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Moderate Allocation
Units	1,422,391	1,272,675	900,624	406,931
Unit value	$10.39	$8.24	$11.47	$10.80
Net assets	$14,777,866	$10,483,159	$10,327,891	$4,396,887
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.91%	2.38%	1.18%	0.00%
Total return (c)	26.13%	(28.17)%	6.13%	8.05%

Moderately Conservative Allocation
Units	300,617	259,847	156,523	84,663
Unit value	$10.73	$8.81	$11.16	$10.63
Net assets	$3,225,901	$2,289,357	$1,747,468	$900,345
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.24%	2.63%	1.56%	0.00%
Total return (c)	21.80%	(21.08)%	4.98%	6.34%

Partner Technology
Units	3,162	3,761	3,372	3,550
Unit value	$10.14	$6.51	$12.68	$11.49
Net assets	$32,056	$24,497	$42,768	$40,772
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total return (c)	55.65%	(48.63)%	10.40%	14.87%

Partner Healthcare
Units	6,625	2,443
Unit value	$10.97	$8.92
Net assets	$72,705	$21,783
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.02%	0.11%
Total return (c)	23.09%	(10.84)%

Partner Natural Resources
Units	15,051	5,221
Unit value	$8.16	$5.71
Net assets	$122,742	$29,806
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.00%	0.16%
Total return (c)	42.86%	(42.92)%

Partner Emerging Markets
Units	8,057	1,938
Unit value	$9.76	$5.62
Net assets	$78,615	$10,892
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.73%	1.07%
Total return (c)	73.65%	(43.81)%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Real Estate Securities
Units	45,541	45,201	49,486	39,863
Unit value	$7.52	$5.86	$9.40	$11.36
Net assets	$342,483	$264,923	$464,933	$452,901
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.43%	6.93%	1.68%	0.00%
Total return (c)	28.31%	(37.62)%	(17.31)%	13.62%

Partner Utilities
Units	6,672	3,095
Unit value	$7.81	$7.01
Net assets	$52,103	$21,707
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.00%	1.99%
Total return (c)	11.33%	(29.86)%

Partner Small Cap Growth
Units	5,948	4,898	5,827	1,834
Unit value	$9.06	$6.76	$11.98	$11.11
Net assets	$53,877	$33,120	$69,827	$20,380
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.08%	0.01%	0.00%	0.00%
Total return (c)	33.95%	(43.57)%	7.87%	11.10%

Partner Small Cap Value
Units	33,293	29,942	21,564	19,689
Unit value	$10.37	$8.01	$11.05	$11.23
Net assets	$345,384	$239,939	$238,300	$221,169
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.88%	1.32%	0.37%	0.00%
Total return (c)	29.46%	(27.48)%	(1.62)%	12.33%

Small Cap Stock
Units	28,560	26,349	21,172	11,844
Unit value	$8.56	$7.16	$11.52	$10.92
Net assets	$244,527	$188,526	$243,909	$129,336
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.98%	1.18%	0.27%	0.00%
Total return (c)	19.66%	(37.89)%	5.50%	9.20%

Small Cap Index
Units	19,347	21,637	21,646	8,292
Unit value	$9.36	$7.51	$10.96	$11.09
Net assets	$181,014	$162,544	$237,340	$91,928
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.98%	1.20%	0.63%	0.00%
Total return (c)	24.54%	(31.49)%	(1.10)%	10.87%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Mid Cap Growth II
Units	6,238	6,291	4030	795
Unit value	$11.25	$7.58	$13.31	$11.18
Net assets	$70,190	$47,694	$53,655	$8,888
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.33%	0.18%	0.00%
Total return (c)	48.41%	(43.06)%	19.08%	11.80%

Mid Cap Growth
Units	1,403,115	1,537,081	1,705,568	2,037,724	2,378,361
Unit value	$20.39	$13.59	$23.22	$19.48	$18.04
Net assets	$28,610,917	$20,889,528	$39,609,075	$39,701,335	$42,912,850
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.02%	1.16%	0.42%	0.11%	0.00%
Total return (c)	50.04%	(41.48)%	19.20%	7.98%	10.60%

Partner Mid Cap Value
Units	26,330	29,111	32,305	11,765
Unit value	$9.62	$7.31	$11.33	$11.05
Net assets	$253,255	$212,868	$365,888	$129,963
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.01%	1.53%	0.00%	1.25%
Total return (c)	31.54%	(35.44)%	2.53%	10.46%

Mid Cap Stock
Units	41,034	41,161	38,728	15,445
Unit value	$9.55	$6.90	$11.73	$11.16
Net assets	$391,749	$284,211	$454,085	$172,367
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.58%	1.27%	0.77%	0.00%
Total return (c)	38.26%	(41.11)%	5.06%	11.60%

Mid Cap Index
Units	26,187	29,966	30,325	7,230
Unit value	$10.04	$7.39	$11.66	$10.90
Net assets	$262,796	$221,320	$353,672	$78,824
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.88%	1.43%	1.01%	0.00%
Total return (c)	35.88%	(36.67)%	6.98%	9.02%

Partner Worldwide Allocation
Units	61,697	49,948.00
Unit value	$7.94	6.07
Net assets	$489,844	302,993.00
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	17.55%	1.02%
Total return (c)	30.88%	(39.34)%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner International Stock
Units	943,028	1,029,695	1,154,189	1,330,758	1,492,373
Unit value	$15.24	$12.29	$20.99	$19.09	$15.81
Net assets	$14,371,488	$12,650,028	$24,221,023	$25,410,111	$23,593,429
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.35%	5.02%	1.34%	1.42%	1.11%
Total return (c)	24.05%	(41.46)%	9.90%	20.78%	13.03%

Partner Socially Responsible Stock
Units	19	—
Unit value	$8.73	$6.48
Net assets	$164	$1
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.70%	—
Total return (c)	34.84%	(35.24)%

Partner All Cap Growth
Units	3,612	805
Unit value	$7.95	$5.32
Net assets	$28,720	$4,283
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	0.00%	—
Total return (c)	49.42%	(46.78)%

Partner All Cap Value
Units	3,650	2,173
Unit value	$7.80	$5.56
Net assets	$28,464	$12,071
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	1.50%	6.87%
Total return (c)	40.36%	(44.44)%

Partner All Cap
Units	38,977	39,471	29,284	10,655
Unit value	$9.66	$7.56	$13.32	$11.14
Net assets	$376,395	$298,451	$390,179	$118,663
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.35%	0.76%	0.39%	0.00%
Total return (c)	27.72%	(43.25)%	19.64%	11.36%

Large Cap Growth II
Units	3,533	3,609	3,398	846
Unit value	$10.35	$7.45	$12.90	$11.14
Net assets	$36,558	$26,872	$43,829	$9,429
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.60%	0.67%	0.65%	0.00%
Total return (c)	38.95%	(42.27)%	15.77%	11.42%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Large Cap Growth
Units	897,793	973,476	1,080,876	1,279,686	1,489,266
Unit value	$57.73	$41.07	$71.24	$61.39	$57.87
Net assets	$51,826,973	$39,981,339	$77,000,998	$78,558,160	$86,177,051
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.77%	1.17%	1.06%	0.51%	0.80%
Total return (c)	40.56%	(42.35)%	16.05%	6.09%	6.37%

Partner Growth Stock
Units	19,228	22,930	24,498	5,309
Unit value	$10.06	$7.07	$12.29	$11.32
Net assets	$193,522	$162,168	$301,202	$60,095
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.31%	0.82%	0.48%	0.00%
Total return (c)	42.31%	(42.48)%	8.61%	13.20%

Large Cap Value
Units	66,778	68,668	71,172	36,092
Unit value	$9.02	$7.49	$11.47	$11.03
Net assets	$602,156	$514,365	$816,689	$398,002
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.90%	4.06%	1.25%	0.00%
Total return (c)	20.38%	(34.72)%	4.06%	10.27%

Large Cap Stock
Units	17,234	15,388	16,597	7,362
Unit value	$9.23	$7.28	$11.75	$10.99
Net assets	$159,135	$112,037	$195,075	$80,924
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.06%	3.12%	1.05%	0.00%
Total return (c)	26.82%	(38.06)%	6.92%	9.93%

Large Cap Index
Units	19,432	27,313	27,719	13,371
Unit value	$9.15	$7.29	$11.67	$11.16
Net assets	$177,794	$199,208	$323,456	$149,255
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	3.01%	2.33%	1.56%	0.00%
Total return (c)	25.45%	(37.50)%	4.54%	11.63%

Equity Income Plus
Units	3,250	2,399
Unit value	$8.13	$7.01
Net assets	$26,438	$16,823
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	2.10%	3.41%
Total return (c)	15.98%	(29.87)%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Balanced
Units	10,398	9,554	8,935	8,136
Unit value	$10.12	$8.36	$11.37	$10.85
Net assets	$105,203	$79,862	$101,626	$88,266
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.43%	3.86%	2.26%	0.00%
Total return (c)	21.03%	(26.50)%	4.84%	8.49%

High Yield
Units	452,763	494,979	556,820	660,242	778,497
Unit value	$42.02	$29.46	$37.54	$36.76	$33.53
Net assets	$19,025,052	$14,582,562	$20,905,470	$24,271,554	$26,104,048
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	9.12%	8.99%	8.06%	7.97%	8.03%
Total return (c)	42.63%	(21.53)%	2.13%	9.63%	3.40%

Diversified Income Plus
Units	23,617	27,120	35,755	17,484
Unit value	$10.85	$8.20	$10.75	$10.92
Net assets	$256,122	$222,360	$384,205	$190,876
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	7.74%	6.87%	2.40%	0.00%
Total return (c)	32.27%	(23.70)%	(1.57)%	9.17%

Partner Socially Responsible Bond
Units	1,845	786
Unit value	$11.28	$10.23
Net assets	$20,821	$8,038
Ratio of expenses to net assets (a)	0.60%	0.60%
Investment income ratio (b)	3.42%	2.96%
Total return (c)	10.33%	2.27%

Income
Units	289,850	328,760	384,708	463,796	559,018
Unit value	$39.42	$32.70	$36.89	$35.76	$34.13
Net assets	$11,425,976	$10,749,019	$14,192,277	$16,584,000	$19,077,080
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	5.76%	5.72%	5.30%	5.20%	4.68%
Total return (c)	20.57%	(11.37)%	3.17%	4.78%	1.69%

Bond Index
Units	9,959	10,402	7,541	3,870
Unit value	$11.49	$10.66	$10.81	$10.29
Net assets	$114,433	$110,849	$81,514	$39,826
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	3.98%	4.86%	4.85%	1.82%
Total return (c)	7.83%	(1.42)%	5.05%	2.90%

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Limited Maturity Bond
Units	42,770	29,481	26,248	7,293
Unit value	$11.11	$9.80	$10.54	$10.20
Net assets	$475,322	$289,032	$276,755	$74,386
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.13%	4.56%	4.66%	1.80%
Total return (c)	13.36%	(7.02)%	3.38%	1.99%

Mortgage Securities
Units	940	1,334	2,342	1,942
Unit value	$11.40	$10.14	$10.74	$10.28
Net assets	$10,713	$13,530	$25,150	$19,958
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	3.55%	4.54%	4.97%	1.92%
Total return (c)	12.35%	(5.53)%	4.49%	2.77%

Money Market
Units	1,771,191	1,938,897	1,683,448	1,761,291	1,951,193
Unit value	$2.39	$2.40	$2.34	$2.24	$2.15
Net assets	$4,239,617	$4,648,890	$3,944,198	$3,947,244	$4,196,297
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.44%	2.89%	5.06%	4.73%	2.80%
Total return (c)	(0.17)%	2.34%	4.54%	4.21%	2.24%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C: OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i)	Resolutions of Board of Directors of the Depositor authorizing the establishment of the Registrant (2)
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the Registrant to change its name (3)
(b)	Custodian Agreements—Not applicable
(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (7)
(c)(ii)	Form of Agreement between Thrivent Investment Management Inc. and Registered Representative with respect to the sale of the Contracts (4)
(d)(i)	Form of Contract (1)(2)
(d)(ii)	Available Contract Riders (1)(2)
(d)(iii)	Amendatory Agreement (9)
(e)	Contract Application Form 2
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor *
(g)	Reinsurance Contracts (5)
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc Dated December 31, 2003 (6)
(i)	Administrative Contracts—Not applicable
(j)	Other Material Contracts—Not applicable
(k)	Opinion and Consent of Counsel *
(l)	Actuarial Opinion—Not applicable
(m)	Calculation—Not applicable
(n)	Consent of Independent Registered Public Accounting Firm—Ernst & Young LLP *
(o)	Omitted Financial Statements—Not applicable
(p)	Initial Capital Agreements—Not applicable
(q)	Redeemability Exemption (9)
(r)(i)	Powers of Attorney Forms for Dr. Addie J. Butler, James M. Hushagen, F. Mark Kuhlman, Richard C. Lundell, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, James H. Scott, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, and Adrian M. Tocklin (8)
(r)(ii)	Power of Attorney for Frederick G. Kraegel (9)
(r)(iii)	Power of Attorney for Bonnie E. Raquet and Bradford L. Hewitt *

*	Filed herewith.
(1)	Incorporated by reference from post-effective amendment No. 5 to the registration statement on Form S-6 of Thrivent Variable Insurance Account I, Registration No. 33-72386, Accession No. 0000915756-97-000003, filed on February 28, 1997.
(2)	Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account I, Registration No. 33-72386, Accession No. 0000915756-98-000007, filed on April 29, 1998.
(3)	Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001039305-02-000014, filed on August 29, 2002.
(4)	Incorporated by reference from post-effective amendment No. 9 to the registration statement on Form N-6 by Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001039305-02-000020, filed on October 29, 2002.
(5)	Incorporated by reference from initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, Accession No. 0001039305-03-000003, filed on February 26, 2003.
(6)	Incorporated by reference from post-effective amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, Accession No. 0001193125-04-064690, filed on April 19, 2004.

1

(7)	Incorporated by reference from post-effective amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-76152, Accession No. 0001193125-06-084631, filed on April 20, 2006.
(8)	Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form N-6 by Thrivent Variable Life Account A, Registration No. 333-76152, Accession No. 0001193125-08-086683, filed on April 22, 2008.
(9)	Incorporated by reference from post-effective amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-76152, Accession No. 0001193125-09-083513, filed on April 21, 2009.

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bradford L. Hewitt	President, Chief Executive Officer and Director

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, PA 19144-4519	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

Frederick G. Kraegel 1225 Hyde Lane Henrico, VA 23229	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Vice Chairman of the Board of Directors

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

2

Name and Principal Business Address	Positions and Offices with Depositor

Paul W. Middeke 55 Forest Valley Court St. Charles, MO 63301	Director

Frank H. Moeller 9453 Big View Drive Austin, TX 78730	Director

Bonnie E. Raquet 15407 McGinty Road West Wayzata, MN 55391-2399	Director

Alice M. Richter 14810 Blakeney Road Eden Prairie, MN 55347	Director

James H. Scott 2853 Tansey Lane Chester Springs, PA 19425	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78714-5154	Chairman of the Board of Directors

Dr. Albert K. Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

Allan R. Spies 747 Detroit Street Denver, CO 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, FL 33715	Director

3

Name and Principal Business Address	Positions and Offices with Depositor

Pamela J. Moret	Executive Vice President, Strategic Development

James A. Thomsen	Executive Vice President, Member Services

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Holly J. Morris, Ph.D.	Senior Vice President and Chief Information Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Chief of Staff & Administration

Russell W. Swansen	Senior Vice President and Chief Investment Officer

4

Name and Principal Business Address	Positions and Offices with Depositor

James M. Odland	Vice President and Rule 38a-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

5

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial with the exception of SNI Holdco Inc., which is a majority-owned subsidiary of Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Financial Lifelong Resources Inc.	Not formally engaged in business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

SNI Holdco Inc.[2]	Holding company with no independent operations	Delaware

SNI Companies[3]	Professional staffing company	Delaware

[1]

Thrivent Asset Management, LLC is a subsidiary of both Thrivent Investment Management Inc. and Thrivent Life Insurance Company, both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Investment Management Inc. and Thrivent Life Insurance Company own respectively 60% and 40% of Thrivent Asset Management, LLC’s membership interests.

[2]	Majority-owned subsidiary of Thrivent Financial.
[3]	Wholly owned subsidiary of SNI Holdco Inc.

Item 29. Indemnification

Section 33 of Depositor’s Bylaws, Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc. unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund, and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

6

Item 30. Principal Underwriter

(a)	Other activity. Thrivent Investment Management Inc. is the principal underwriter of the contracts.

(b)	Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director and President Director and Senior Vice President

Karen L. Larson	Director and Vice President

Randall L. Boushek	Director

Carolyn A. Tuohy	Chief Legal Officer and Secretary

Nikki L. Sorum	Vice President

Andrea C. Golis	Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, WI 54919	Director of Business Control Services, Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Director, Chief Financial Officer and Treasurer

Karl D. Anderson	Vice President

Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President

Michael J. Haglin 160 Chapel Road Suite 201 Manchester, CT 06040-1625	Vice President

Knut A. Olson	Vice President

Timothy P. Schmidt 701 Xenia Avenue S Suite 550 Golden Valley, MN 55416-1078	Vice President

Eric W. Verseman	Vice President

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President and Compliance Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President and Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

(c)	Compensation from the Registrant. Not Applicable.

7

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 19 th day of April, 2010.

THRIVENT VARIABLE INSURANCE ACCOUNT A
(Registrant)

By THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By	/s/ Bradford L. Hewitt
Bradford L. Hewitt President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of April, 2010.

/s/ Bradford L. Hewitt Bradford L. Hewitt	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Randall L. Boushek Randall L. Boushek	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Paul B. Zastrow Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)

A Majority of the Board of Directors:*

Dr. Addie J. Butler	Paul W. Middeke	Dr. Kurt M. Senske

James M. Hushagen	Frank H. Moeller	Dr. Albert Siu

Frederick G. Kraegel	Bonnie E. Raquet	Allan R. Spies

F. Mark Kuhlman	Alice M. Richter	Adrian M. Tocklin

Richard C. Lundell	James H. Scott

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland	April 19, 2010
James M. Odland, Attorney-in-Fact

9

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
f	Articles of Incorporation of Depositor and Bylaws of Depositor
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP
r(iii)	Power of Attorney for Bonnie E. Raquet and Bradford L. Hewitt

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